As filed with the Securities and Exchange
Commission on April 30, 2004
Registration Nos. 33-13754, 811-05127
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933               X

Post-Effective Amendment No.   28              X
                             ------
                              and
                             ------
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940       X

Amendment No. 28                               X

ADVANCE CAPITAL I, INC.
--------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

One Towne Square, Suite 444, Southfield, Michigan 48076
-------------------------------------------------------
(Address of Principal Executive Offices)
(248) 350-8543
-------------------------------------------------------
(Registrant's Telephone Number, including Area Code)

John C. Shoemaker, President
Advance Capital I, Inc., One Towne Square, Suite 444,
Southfield, Michigan 48076
-------------------------------------------------------
(Name and Address of Agent for Service)

Copy to:
Paul R. Rentenbach
Dykema Gossett PLLC
400 Renaissance Center
Detroit, Michigan 48243
FAX: 313-568-6915

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective
(check appropriate box):
[   ]	60 days after filing pursuant to Rule 485(a)(1), or
[   ]	On , 200, pursuant to Rule 485(a)(1), or
[   ]	75 days after filing pursuant to Rule 485(a)(2), or
[   ]	On , 200, pursuant to Rule 485(a)(2).
[X]	Immediately upon filing pursuant to Rule 485(b), or
[   ]	On August 31, 2001, pursuant to Rule 485(b)
If appropriate, check this box:
[   ]	This post-effective amendment designates a new effective
date for a previously-filed post-effective amendment

ADVANCE CAPITAL I, INC.
P.O. Box 3144, Southfield, MI 48037

AN INVESTMENT COMPANY WITH
FOUR FUNDS:

RETIREMENT INCOME FUND
BALANCED FUND
CORNERSTONE STOCK FUND
EQUITY GROWTH FUND

PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
AY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

APRIL 30, 2004

TABLE OF CONTENTS

                                           PAGE
                                           ----

INVESTMENTS, RISKS AND PERFORMANCE . . . .    1
  Retirement Income Fund . . . . . . . . .    1
  Balanced Fund  . . . . . . . . . . . . .    5
  Cornerstone Stock Fund . . . . . . . . .    8
  Equity Growth Fund   . . . . . . . . . .   11

FEES & EXPENSES  . . . . . . . . . . . . .   16

MANAGEMENT   . . . . . . . . . . . . . . .   17

SHAREHOLDER INFORMATION  . . . . . . . . .   18
  Pricing of Fund Shares . . . . . . . . .   18
  How to Purchase Shares . . . . . . . . .   19
  How to Exchange Shares . . . . . . . . .   19
  How to Redeem Shares   . . . . . . . . .   19
  Restrictions on Redemptions  . . . . . .   20
  Dividends and Distributions  . . . . . .   22
  Tax Consequences . . . . . . . . . . . .   22

FINANCIAL HIGHLIGHTS . . . . . . . . . . .   24

[SIDEBAR]
A WORD ABOUT RISK...
Risk is the possibility that your investment might lose value.
When assessing risk, it is important to remember that the higher the risk of losing money, the higher the potential reward.
As you consider an investment in the Funds, you should also consider your own tolerance for the daily fluctuations in the stock and bond markets.

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
PAGES, YOUR INVESTMENT IN THE FUNDS, AS WITH ANY INVESTMENT, COULD
LOSE MONEY!

A WORD ABOUT BONDS AND INTEREST RATES...
When interest rates rise, bond prices fall. The opposite is also true. Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher yielding bonds available, you would have trouble selling your 5% bond for the price you paid, causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid. [END SIDEBAR]

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS, AND PERFORMANCE
The purpose of this section is to provide you with a brief overview of each of the Funds. There is no guarantee that any of the Funds will meet its stated investment objective. Each Fund's share price will change based on changes in the market. Shares may be worth more or less when you sell them than when you purchased them. The likelihood of loss is greater if you invest for a shorter period of time. MUTUAL FUND SHARES ARE NOT DEPOSITS OF, OBLIGATIONS OF, OR GUARANTEED BY ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE ORIGINAL AMOUNT INVESTED.





The RETIREMENT INCOME FUND
SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME WITHOUT UNDUE RISK OF PRINCIPAL.

PRINCIPAL INVESTMENT STRATEGIES AND SECURITY SELECTION CRITERIA
The Fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Retirement Income Fund invests at least 65% of its total assets in corporate or U.S. Government fixed income securities. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information
(SAI).

When choosing investments, the portfolio manager adheres to the following policies:

        1) The Fund may invest as much as 33% of the total assets in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's or between BB+ and B by S&P. If the quality rating criteria are met at the time investment, a later decline in the rating by either or both of therating agencies shall not be a violation of the investment policies of the Fund. In the event that a security held by the Fund is downgraded below B3 by Moody's and B- by S&P, the Fund maycontinue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.
        2) No more than 50% of the Fund's total assets will be invested in obligations issued or guaranteed by the U.S. Government.
        3) At least 50% of total assets will be invested in the following securities:
               .  obligations of, or guaranteed by the U.S.
                  Government or its agencies
               . corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P

        4) The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5% of the total assets in unrated securities.
        5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
               .  present and potential liquidity
               .  capability to generate funds
               .  profitability
               .  adequacy of capital

When selling investments, the portfolio manager considers the following:

       1) Whether the current market price accurately reflects the creditworthiness of the company.
       2) Whether changes in the industry could have a negative impact on the company's business or marketing opportunities.
       3) Credit ratings which fall below the Fund's minimum standards.
       4) The possible impact of rising or falling interest rates on bonds in the Fund.

The Retirement Income Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity.

The Investment Adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses. The Fund's policies regarding lower rated debt securities can be changed at any time without shareholder approval.

PRINCIPAL RISKS
Interest Rate Risk - The Retirement Income Fund is subject to potential fluctuations in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Low Credit Rating - Issuers of junk bonds are not as strong
financially as those companies issuing investment grade bonds.
Investments in
junk bonds are considered to be predominantly speculative when
compared to investment grade bonds.   The value of debt
securities may be affected by changing credit ratings.

Credit Risk - Whenever the Fund purchases a bond, there is the chance that the issuer will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

Call Risk - Investment grade and high-yield bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the Fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

Prepayment Risk - There is the risk that an investor will receive a portion of his principal prior to the stated investment's maturity date and have to invest such proceeds at a lower interest rate.
Mortgage-backed securities are subject to prepayment risk.

Limited Market Trading - There may be little market trading for particular bonds, which may adversely affect the Fund's ability to value or sell the bonds.
                              2

WHO SHOULD INVEST?
The RETIREMENT INCOME FUND may be suitable for you if:
  - You want to add a high risk fixed income fund to your current portfolio
  - You have a long-term time horizon (at least five years)
  - You are seeking current income rather than growth
  - You have a high risk tolerance and can accept large price swings


BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) should not be used to attempt to predict future performance.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND
ANNUAL RETURNS BAR CHART FOR 1994-2003]



The Fund's highest/lowest quarterly results during this time period were:
Highest:     + 8.55%    2nd quarter 1995
Lowest:      - 3.21%   1st quarter 1994

[SIDEBAR]

A Word About past performance...
When you see information on a Fund's performance, do not consider the figures to be an indication of the performance you could expect by
making a purchase in the Fund today.   The past is an imperfect
guide to the future and you should not expect future performance to be predicted by past performance.

[END SIDEBAR]

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).



PERFORMANCE SUMMARY
--------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------
                                               1 Year       5 Years      10 Years
---------------------------------------------------------------------------------
Retirement Income Fund
     Before taxes                              9.75%        6.06%        6.88%
     After taxes on distributions              8.57%        3.51%        4.07%
     After taxes on distributions and
     sale of Fund shares                       7.36%        3.61%        4.11%
---------------------------------------------------------------------------------
Indexes (reflect no deductions for
     fees, expenses or taxes)
     Lehman Brothers Aggregate Bond Index      4.10%        6.62%        6.95%
     Lipper BBB-Rated Fund Index               9.75%        6.15%        6.54%
--------------------------------------------------------------------------------


LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.

LIPPER BBB-RATED FUND INDEX - is made up of the 30 largest mutual funds that hold at least 65% of the total fund assets in corporate or government bonds with credit ratings in the top four grades. You cannot invest directly in an index.

THE BALANCED FUND
SEEKS TO PROVIDE CAPITAL GROWTH, CURRENT INCOME AND PRESERVE CAPITAL THROUGH A PORTFOLIO OF STOCKS AND FIXED INCOME SECURITIES.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to reach its investment objective by investing in a mixed portfolio of stocks and bonds. The Fund normally invests 60% of total assets in common stocks and 40% in fixed income securities. The Fund may hold a limited amount of cash to be used for redemptions.

SECURITY SELECTION
The Balanced Fund seeks to provide investors with capital appreciation, current income and preservation of capital by investing in a mix of stocks and bonds. Equity securities will not represent less than 25% of total assets. Fixed income securities may represent as much as 75%, but not less than 25% of total assets.

The Investment Adviser invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential. Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody's or BBB- or better by S&P) and other debt securities. In the event that a security held by the Balanced Fund is downgraded below investment grade, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security.

The Balanced Fund primarily invests in common stocks and investment grade bonds. Although not principal to the Fund's objective, the Fund may also invest in other securities including foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

      1) The potential impact of management changes, strategic 3 marketing opportunities and competition on both the large cap value and small cap growth stocks in the Fund.
      2) Whether a security's price is overvalued compared to future earnings growth.
      3) The likely impact of rising or falling interest rates on bonds in the Fund.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

PRINCIPAL RISKS
Price Volatility - The return from the stock portion of the portfolio will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund's investments in small and mid-size companies could be volatile and sensitive to steep share price declines in the event their earnings disappoint investors. Bond prices will fluctuate as interest rates and credit ratings change. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
 -  lower than expected earnings;
 -  increase in interest rates;
 -  overall economic condition; or
 -  investor perception.

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Balanced Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Stocks vs. Bonds - Balanced funds are considered "middle-of-the-road" investments. Because stocks and bonds can move in different directions, balanced funds attempt to use the rewards from one type of investment to offset the risks of another. While the securities in the portfolio tend to "balance" each other out, investors still face the risk of losing money when investing. The risks vary depending on the Fund's mix of stocks, bonds and money market securities. The greater the percentage of stocks, the greater the risk. The Fund's bond holdings help to lessen some of the volatility that the stocks create. Although investors think bonds are less risky than stocks, there have been times when bond values have fallen due to rising interest rates.
A balanced fund may not be as greatly affected by interest rate changes as a fund that is made up entirely of bonds. Also, the Fund's balance between stocks and bonds could limit its potential for capital growth compared to an all-stock fund.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

[SIDEBAR]

A WORD ABOUT PORTFOLIO
DIVERSIFICATION...
Portfolio Diversification is the process of buying securities that are different from each other. In general, the more diversified a fund's portfolio of securities, the less likely that a specific security's poor performance will hurt the fund. Each of the Advance Capital I, Inc. Funds is diversified.

[END SIDEBAR]

WHO SHOULD INVEST?
The BALANCED FUND may be suitable for you if:
   You want to add a balanced fund to your existing portfolio
   You are looking for a moderate level of growth and a moderate level of income
   You have a long-term time horizon (at least 5 years)
   You can tolerate the ups and downs of movement in the stock and bond markets

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BALANCED FUND
ANNUAL RETURNS BAR CHART FOR 1994-2003]


The Fund's highest/lowest quarterly results during this time period were:

Highest:     +   11.61%	2nd quarter 2003
Lowest:      -    8.09%	3rd quarter 2002



All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions
(for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.






PERFORMANCE SUMMARY
-----------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                1 Year      5 Years     10 years
--------------------------------------------------------------------------------
Balanced Fund
     Before Taxes                               19.96%      5.62%       10.13%
     After Taxes on Distributions               19.08%      4.27%        8.60%
     After Taxes on Distributions and
     Sale of Fund Shares                        13.06%      4.03%        7.99%
--------------------------------------------------------------------------------
Indexes (reflect no deductions for
     fees, expenses or taxes)
     Lehman Brothers Aggregate Bond Index        4.10%      6.62%        6.95%
     S & P 500 Index                            28.68%     -0.57%       11.05%
     Lipper Balanced Index                      19.94%      2.95%        8.27%
--------------------------------------------------------------------------------


LEHMAN BROTHERS AGGREGATE BOND INDEX - is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.

S & P 500 INDEX - A capitalization weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.

LIPPER BALANCED INDEX - consists of the 30 largest mutual funds whose primary investment objective is to conserve principal by maintaining, at all times, a balanced portfolio of stocks and bonds. You cannot invest directly in an index.

THE CORNERSTONE STOCK FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to meet its objective by investing in the common stocks of large, well established companies. The portfolio manager looks for companies that have established product lines, solid
management and substantial financial resources.   While some
companies may pay a dividend, current income (dividends) is not an objective of the Fund. Any income that you earn in this Fund should be considered incidental.

SECURITY SELECTION
The Cornerstone Stock Fund invests at least 80% of its total assets in common stocks, not including stock index futures and options. Although not principal to the Fund's objective, the Fund may also invest in other securities including preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may write covered call options and purchase put options on securities and financial indices.

When considering whether or not to sell investments, the portfolio manager considers the following:

      1) If a company's market capitalization falls significantly and fails to meet the minimum objectives of a large growth stock.
      2) Whether a security's price is overvalued compared to future earnings growth.
      3) Potential industry consolidations or pressures which may negatively impact a company's value.
      4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.

PRINCIPAL RISKS
Price Volatility - Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons.
Some reasons include:
   - lower than expected earnings
   - increase in interest rates
   - overall economic condition
   - investor perception

Risk vs. Return - Larger companies tend to be more stable than smaller companies. In addition, they have established product lines, plenty of financial resources and a market for their stocks that is very liquid. This means that there are a lot of investors who are constantly buying and selling their stocks. It is generally accepted, however, that the lower the risk of a stock, the lower your potential return. In addition, as with any stock, you face the risk of losing money.

Market Risk - The share price of the Fund will fluctuate with changing market conditions. Any investment in the Fund may be worth more or less when redeemed than when purchased. The
Cornerstone Stock Fund should not be relied upon for short-term financial needs.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

WHO SHOULD INVEST?
The CORNERSTONE STOCK FUND may be suitable for you if:
   - You want to add a growth fund to your existing portfolio
   - You have a long-term time horizon (at least 5 years)
   - You want to invest for the growth potential in the stocks of large companies
   - You do not need, or are not concerned with, dividend income
   - You have a high tolerance for risk and can handle large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five year and the life of the Fund compare with those of a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.



[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. CORNERSTONE STOCK
FUND ANNUAL RETURNS BAR CHART FOR 1998-2003]



The Fund's highest/lowest quarterly results during this time were:
Highest:  + 18.72%      4th quarter 1999
Lowest:   -  19.58%     3rd quarter 2001

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions
(for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.



PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003
-----------------------------------------------------------------------------------
                                                                    Life of  Fund
                                         1 Year      5 Years      (Since 12-17-1998)
-----------------------------------------------------------------------------------
Cornerstone Stock Fund
Before Taxes                             27.44%      -5.36%       -4.46%
After Taxes on Distributions             27.35%      -5.43%       -4.54%
After Taxes on Distributions and
Sale of Fund Shares                      17.95%      -4.51%       -3.78%
------------------------------------------------------------------------------------
Indexes (reflect no deductions for
fees, expenses or taxes)
S & P 500 index                          28.68%      -0.57%        0.24%
Lipper Large Cap
Growth Index                             26.96%      -5.53%       -4.11%
------------------------------------------------------------------------------------


S & P 500 INDEX - A capitalization weighted index of 500 stocks.
The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You cannot invest directly in an index.


LIPPER LARGE CAP GROWTH INDEX - is comprised of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposited 1500 Index. You cannot invest directly in an index.

The Lipper Large Cap Growth Index was added to the performance table to better reflect the general style classification of the Cornerstone Stock Fund. The S&P 500 Index is more reflective of the broader equity market while the Lipper Large Cap Growth Index is confined to large cap companies.


THE EQUITY GROWTH FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES.

PRINCIPAL INVESTMENT STRATEGIES
The Fund strives to reach its investment objective by investing primarily in a diversified group of small and medium-sized growth companies. Small companies are considered to have market capitalization less than $5 billion. Medium-sized companies are considered to have market capitalization in the range of companies comprising the Russell Midcap Growth Index Total Return at the time of purchase. The Fund has the flexibility to purchase some larger companies. The portfolio manager looks for companies that are early in their development, have new management, new products or recent structural changes. You may never have heard of many of these companies. They usually do not pay dividends. Instead, they reinvest all profits back into the business to help it grow. Any income earned in this Fund should be considered incidental.

SECURITY SELECTION
The Equity Growth Fund seeks long-term growth of capital by investing
in small and medium-sized growth companies.   When choosing stocks,
the portfolio manager uses a combination of top-down quantitative models and fundamental bottom-up research to select companies with the following characteristics:


  - A demonstrated ability to consistently increase revenues, earnings, and cash flow;
  - Capable management;
  - Attractive business niches; and
  - A sustainable competitive advantage.


The Equity Growth Fund invests at least 80% of its total assets in common stocks with a focus on small and medium-sized growth companies,
not including stock index futures and options.   Although not principal
to the Fund's objectives, the Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone. These securities include: foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may also write covered call options and purchase put options on securities and financial indices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses.

In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:

   1) The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
   2) Whether a security's price is overvalued compared to future earnings growth.
   3) How changes in the economy will impact the value of a company's stock.
   4) Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


RELATED RISKS
Price Volatility - The portfolio's return will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
    -  Lower than expected earnings;
    -  Increase in interest rates;

    -  Overall economic condition; or
    -  Investor perception.


Market Risk - There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Any investment in the Fund may be worth more or less when redeemed than when purchased. The Equity Growth Fund should not be relied upon for short-term financial needs.

Foreign Market Risk - To the extent the Fund invests in foreign securities, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Objective Risk - There is always the chance that returns from the type of stock selected for a particular fund will trail the returns of the stock market in general.

Small and Medium-sized Companies - Although companies in the Equity Growth Fund may offer greater opportunity for growth than larger, more established companies, investments in small to medium-sized companies involve greater risks. Small and medium-sized companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Small and medium-sized companies tend to trade less frequently and be more sensitive to market changes than the market in general. In addition, these companies may be so small within their respective industries that they may become subject to intense competition from larger or more established companies. Finally, smaller growth stocks can have steep price declines if their earnings disappoint investors. Since the Fund will be significantly invested in this market sector, investors will be exposed to its volatility.


Technology Stocks Risk - Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market.
It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally risking stock market environment.


Growth Stocks - Growth stocks can be volatile for several reasons. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.

Other Risks - Futures contracts and options can be highly volatile and could reduce the Fund's total return. Any attempt by the Fund to use such investments for hedging purposes may not be successful.

Risk vs. Return - History indicates that small and medium-size company stocks provide higher returns than those of larger companies, but they also have greater risk. In comparison to larger, more established companies, smaller companies tend to:
  - Suffer more significant losses;
  - Be more volatile and somewhat more speculative;
  - Trade less often; and
  - Offer fewer product lines and have fewer financial resources.

WHO SHOULD INVEST?
The EQUITY GROWTH FUND may be suitable for you if:
  - You want to add a growth fund to your existing portfolio
  - You have a long-term time horizon (at least 5 years)
  - You want to focus on smaller-company stocks
  - You do not need, or are not concerned with, dividend income
  - You have a high tolerance for risk and can handle large price swings

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED IN THIS PROSPECTUS, YOU COULD LOSE MONEY!

INVESTMENT RESULTS
The following information illustrates how the Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance.
PAST PERFORMANCE (BEFORE AND AFTER TAXES) SHOULD NOT BE USED TO ATTEMPT TO PREDICT FUTURE PERFORMANCE.


[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. EQUITY GROWTH
FUND BAR CHART 1994-2003]


The Fund's highest/lowest quarterly results during this time were:
Highest:    + 34.09% 	4th quarter 1999
Lowest:     -  25.24%	3rd quarter 2001

All Fund results reflect the reinvestment of dividend and capital gain distributions. The Fund's performance results are shown on a pre-tax and after-tax basis, as required by the Securities and Exchange Commission rules. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your Fund shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account.




PERFORMANCE SUMMARY
------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------
                                          1 Year       5 Years         10 years
---------------------------------------------------------------------------------
Equity Growth Fund Before Taxes           36.60%       7.67%           11.90%
After Taxes on Distributions              36.60%       6.96%           11.52%
After Taxes on Distributions and
Sale of Fund Shares                       23.79%       6.48%           10.61%
----------------------------------------------------------------------------------
Indexes (reflect no deductions for
fees, expenses or taxes)
Russell Midcap Growth Index
Total Return                              42.71%       2.00%            9.40%
Lipper Midcap Growth Fund Index           35.42%       2.18%            8.25%
----------------------------------------------------------------------------------




RUSSELL MIDCAP GROWTH INDEX TOTAL RETURN - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

LIPPER MIDCAP GROWTH FUND INDEX - is made up of the 30 largest mutual funds that hold at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. You cannot invest directly in an index.

[SIDEBAR]
A WORD ABOUT FEES AND EXPENSES?
Fees and expenses are an important consideration when choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating the fund plus any transaction cost incurred when buying, selling, or exchanging shares. These costs can reduce the fund's return. Even small differences in fund expenses can have a dramatic impact over time. The funds' OPERATING EXPENSES are:

MANAGEMENT FEES - The percentage of fund assets paid to the fund's investment manager.

DISTRIBUTION FEES - An annual charge ("12b-1") to existing shareholders to cover the cost of selling shares to new shareholders.

OTHER EXPENSES - Expenses for servicing of shareholder accounts, including costs for such services as:
  -  providing statements and reports
  -  disbursing dividends
  -  maintaining accounts
  -  custodial fees
  -  auditor fees
  -  providing various other services.

These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Expenses vary among the funds for a variety of reasons, including fund size, differences in management fees, frequency of dividend payments, and average account size.

[END SIDEBAR]

FEES and EXPENSES
All Advance Capital I, Inc. Funds are no-load funds. This means you may purchase and sell shares in any of these mutual funds without incurring any sales charges. All the money that you invest in the Fund(s) goes to work for you. The table below shows that you pay no such fees. In addition, the following table describes the annual fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 None
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on Reinvested  Dividend	     None
Redemption fee                                                   None
Exchange fee                                                     None
---------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------
                            Mgmt   Distribution Other    Total Annual Fund
Fund                        Fees  (12b-1) Fees  Expenses Operating Expenses
----------------------------------------------------------------------------
Retirement Income Fund (2)  0.45%   0.25%       0.05%    0.75%
Balanced Fund               0.67%   0.25%       0.05%    0.97%
Cornerstone Stock Fund      0.40%   0.25%       0.08%    0.73%
Equity Growth Fund          0.70%   0.25%       0.06%    1.01%
----------------------------------------------------------------------------

   (1)As a percentage of average daily net assets. These expenses are based on fees and expenses paid for the year ended December 31, 2003, except as described in footnote (2).
   (2)On April 27, 2004, the Bond Fund combined with the Retirement Income Fund. If this combination of the funds had occurred on January 1, 2003, the management fee charged by the Adviser with respect to the Retirement Income Fund would have been 0.45% for the year ended December 31, 2003, due to the fact that the agreement with the Adviser for the Retirement Income Fund provides for a management fee of 0.50% for the first $200 million of average daily net assets and 0.40% for all assets in excess of $200 million. At December 31, 2003, the pro forma combined assets of the Retirement Income Fund would have been $378.9 million.


PLAN OF DISTRIBUTION
The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. The 12b-1 fees paid by the Funds, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table under "Fees and Expenses". Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase your expense ratio and may, over time, cost you more than other types of sales charges.

EXAMPLE
This example is intended to help you compare the cost of investing in the Advance Capital I, Inc. Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
Fund                     1Year  3 Years  5 Years  10 Years
-----------------------------------------------------------
Retirement Income Fund  $  77      $240    $417   $   930
Balanced Fund           $  99      $309    $536   $ 1,190
Cornerstone Stock Fund  $  75      $233    $406   $   906
Equity Growth Fund      $ 103      $322    $558   $ 1,236
-----------------------------------------------------------

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES.  THE ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE SHOWN.

MANAGEMENT
The Company is governed by a Board of Directors that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Company, and review each Fund's performance. The majority of Directors are not "interested persons" of the Company. The Company is authorized to issue up to 1 billion shares of common stock, which may be classified into one or more classes, as the Board of Directors determines. Information about the Directors and executive officers of the Company may be found in the SAI.

INVESTMENT ADVISER
Advance Capital Management, Inc. began serving as Investment Adviser to Advance Capital I, Inc. in 1987 and currently serves as Investment Adviser to all of the Advance Capital I, Inc. Funds. Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, MI 48076, is responsible for the day-to-day management of the investment portfolios and other business affairs. Advance Capital Management, Inc., conducts investment research, offers advice and recommendations concerning each Fund's investments, and supplies certain administrative, compliance, and accounting services to the Funds. The total management fee paid by the Funds, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under "Fees and Expenses".

SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as the Sub-Adviser for the common stock portion of the Balanced Fund and for the Equity Growth Fund. T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. It is one of the leading no-load mutual fund managers in the nation.


MANAGEMENT PERSONNEL

JOHN C. SHOEMAKER, earned an undergraduate degree in Engineering
(BSE) and an MBA in Finance from the University of Michigan.
Mr. Shoemaker is a former Treasurer of Michigan Bell Telephone Company and a former Chief Financial Officer of ALC Communications, Inc. Since 1986, Mr. Shoemaker has been the Chief Investment Officer of Advance Capital Management, Inc. with the primary responsibilities of managing and directing the investment policies of the Advance Capital I, Inc. Funds.

CHRISTOPHER M. KOSTIZ, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz was employed as a mutual fund supervisor at State Street Bank in Boston prior to joining Advance Capital Management, Inc. in 1993. As Senior Portfolio Manager for the Funds, he directs the strategy and structure of the fixed income portfolios to conform to stated objectives and actively trades securities in the Funds. Mr. Kostiz has served as manager of the Retirement Income Fund and the bond portion of the Balanced Fund since 1995 and as manager of the Cornerstone Stock Fund since 1998.

MARK D. LABLANCE, earned his undergraduate degree in Finance from Michigan State University and his Masters degree in Accounting from Walsh College. Mr. LaBlance has been an analyst since joining Advance Capital Management, Inc. in 1998. He has managed the bond portion of the Balanced Fund and the Cornerstone Stock Fund since 2003.

DONALD J. PETERS, earned his B.A. in Economics from Tulane University and his MBA in Finance from the University of Pennsylvania, Wharton School. Mr. Peters joined T. Rowe Price Associates, Inc. in 1993 and has held the position of Quantitative Investment Analyst, Portfolio Manager and his current position of Vice President. Mr. Peters has managed the Equity Growth Fund and the equity portion of the Balanced Fund since December 29, 1993.

COMPENSATION AND EXPENSES

The Funds bear all expenses of their operations other than those incurred by the Investment Adviser and the Sub-Adviser under their advisory and sub-advisory agreements, and those incurred by Advance Capital Group, Inc., under its administration agreement with the Company. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Directors' fees and expenses.

Under the investment management agreement approved by shareholders of each Fund, the Company pays the Adviser management fees, as a percentage of the average daily net assets of each Fund, as follows (before giving effect to any fee waivers):
-----------------------------------------------------------
                                            Management Fees
-----------------------------------------------------------
Retirement Income Fund --
First $200 million of assets		                  0.50%
Assets over $200 million		                  0.40%
Balanced Fund --
First $200 million of assets		                  0.70%
Assets over $200 million		                  0.55%
Cornerstone Stock Fund --		                  0.40%
Equity Growth Fund --
First $200 million of assets		                  0.70%
Assets over $200 million		                  0.55%
-----------------------------------------------------------

The compensation payable to the Sub-Adviser for the Equity
Growth Fund and the Balanced Fund is paid by the Adviser, and no Fund is responsible for payment of any subadvisory fees.

SHAREHOLDER INFORMATION
PRICING OF FUND SHARES
The Fund's share price, also called its net asset value, or NAV, is calculated each business day that the New York Stock Exchange is open, after the close of trading (generally 4 p.m. Eastern time). The NAV is not calculated on days when the New York Stock Exchange is closed. The net asset value of each share of a fund is the value of a single share.



The net asset value is calculated by totaling the assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding. In calculating the value of total assets, securities are valued at market price. If a market quotation is not readily available, securities are valued at their fair value.
                   Total Assets - Total Liabilities
                   --------------------------------
Net Asset Value =  Number of Shares Outstanding

The daily net asset value is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

HOW TO PURCHASE SHARES
You may purchase shares in any of the Funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

By Regular Mail:                  By Overnight Mail:
----------------                  ------------------
Advance Capital I, Inc.           Advance Capital I, Inc.
P.O. Box 3144                     One Towne Square, Ste 444
Southfield, MI  48037             Southfield, MI  48076


All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into an existing retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. If received by 4:00pm EST, your shares will be purchased or sold at the NAV next determined after your order has been received and accepted.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each Fund.

The minimum initial investment in all of the Funds is $10,000
(or $2,000 for IRA accounts). This investment may be made in any combination of Funds as long as a $1,000 minimum investment is maintained in each Fund selected.

Advance Capital Group, Inc., the Funds transfer agent, is required by law to obtain certain personal information from you or any person(s) acting on your behalf in order to verify your or such person's identity. If you do not provide the required information, we may not be able to open your account. If we are unable to verify your identity or that of another person(s) authorized to act on your behalf, or believes we have identified potentially criminal activity, Advance
Capital I, Inc. reserves the right to close your account or take such other action we deem reasonable or required by law.


HOW TO EXCHANGE SHARES
An exchange is the selling of shares of one Advance Capital
I, Inc. Fund to purchase shares of another Advance Capital I, Inc. Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares in writing or by telephone, if you elected telephone redemption. Advance Capital Group, Inc. reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.

EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.  TO THE EXTENT YOU EXCHANGE SHARES HELD IN A
TAXABLE ACCOUNT THAT ARE WORTH MORE NOW THAN WHAT YOU PAID
FOR THEM, THE GAIN WILL BE SUBJECT TO TAXATION.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. Your order, if received by 4:00 pm EST will be processed at the next NAV calculated after your order is received. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event, more than seven days. Redemptions are either made by written instruction or if elected, by telephone.

HOW TO REDEEM SHARES FROM AN IRA ACCOUNT
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may request a redemption from your IRA by telephone to establish the Net Asset Value pricing of that redemption if and only if you will pick up the redemption check, in person, at the Company's headquarters at One Towne Square, Suite 444, Southfield, Michigan and sign the IRA Distribution Form at that time. If you do not appear and sign the form within seven business days, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption NAV). If you are age 59 1/2 or older (and have satisfied any subequal withdrawal rules) and you elected telephone redemption privileges, you may request additional withdrawals from your account by telephone.


Advance Capital Services, Inc. charges a $50 fee for the total liquidation of an IRA account. The fee will automatically be taken from the proceeds of the sale.

A WORD ABOUT
SIGNATURE GUARANTEES...
A signature guarantee is a measure designed to protect you from fraud by assuring that your signature is genuine. The following financial institutions may guarantee signatures:
banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange ("NYSE").
Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.

A WORD ABOUT CASH RESERVES...
Holding "cash" does not mean that the fund literally holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep a small percentage of assets in cash to accommodate shareholder redemptions.

While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow the investment advisers to hold up to 20% of a fund's assets in cash reserves.

HOW TO REDEEM SHARES FROM A NON-IRA ACCOUNT
If you are selling shares from a non-IRA account for an amount of $25,000 or less, you may redeem your shares by telephone provided you authorized "Telephone Redemption Service" on your initial account application. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 on any business day between the hours of 8:00 AM and 4:00 PM, Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group, Inc. to:

    1) Take instruction from any person by telephone to redeem or sell shares from your account.
    2) Take written instruction to redeem an amount of $25,000 or less regardless of whether or not the request was signature guaranteed.
    3) Take instruction from any person by telephone to change your address.
    4) Take written instruction to change your address regardless of whether or not the request was signature guaranteed.

Advance Capital Group, Inc. will take reasonable precautions to ensure that any requests made are legitimate. For example, Advance Capital Group, Inc. will ask for certain personal forms of identification. If such reasonable precautions are taken, Advance Capital Group, Inc. will not be held responsible for any losses resulting from unauthorized transactions. You will receive a written confirmation each time a telephone redemption is made to verify that instructions communicated by telephone are genuine.

IF YOU ARE SELLING SHARES FROM A NON-IRA ACCOUNT FOR AN AMOUNT OVER $25,000, YOU MUST SUBMIT A MEDALLION SIGNATURE GUARANTEED LETTER OF INSTRUCTION. THE LETTER MUST STATE YOUR NAME, ACCOUNT NUMBER, THE NAME OF THE FUND AND THE DOLLAR OR SHARE AMOUNT YOU WISH TO REDEEM. EXCEPTIONS TO THIS RULE REQUIRE REPRESENTATIVE APPROVAL AND MANAGEMENT AUTHORIZATION.


RESTRICTIONS ON REDEMPTIONS
Market Timing:
--------------
Some investors try to profit from a strategy called market-timing. Market timing is the switching of money into investments when an investor expects prices to rise, and taking money out when an investor expects prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. All Advance Capital I, Inc. Funds have adopted policies to discourage short-term trading:
   - Each Fund discourages substantive "round trip" transactions through any fund during a 12-month period. A "round trip" transaction is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that fund management determines, in its sole discretion, could adversely affect the management of the fund.

   - Each Fund reserves the right to reject any purchase request, including exchanges, that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
   - Exempted from this trading prohibition are systematic exchanges and automatic reinvestments of any dividends and distributions on remaining fund balances.


Checks Mailed to an Address Other than the Address of Record:
-------------------------------------------------------------
If you would like a check to be mailed to an address other than your address of record, you must submit a medallion signature guaranteed letter of instruction. Exceptions to this rule require representative approval and management authorization.

Redemption in Kind:
-------------------
Each Fund is obligated to redeem shares in cash up to $250,000 or 1% of the Fund's NAV, whichever is less, for any shareholder within a 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the Fund will pay all or a portion of the remainder of the distribution in liquid or readily marketable portfolio instruments that the Board of Directors deem fair and reasonable.

Redemption in kind is not as liquid or marketable as cash. If redemption is made in kind, shareholders may need to sell the securities for less than their value at the time of redemption and may incur fees associated with this sale.

Redemption Before Checks Clear:
-------------------------------
When you purchase shares by check, payment of the proceeds may be delayed until the check clears the bank. Up to 15 calendar days may be allowed from the purchase date for a check to clear.

Accounts with Low Balances:
---------------------------
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all Funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital I, Inc. could sell shares of a specific fund if that one fund falls below the $1,000 minimum. Shares will not be sold if the total account balance for all Funds falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the Funds. Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.

[SIDEBAR]

A WORD ABOUT "BUYING A DIVIDEND"...
"Buying a Dividend" is the practice of purchasing shares of a fund shortly before it makes a distribution. The payment of a cash dividend decreases a mutual fund's net asset value, thereby returning shares to you as a taxable distribution.

As an example: If, on December 15th, you invest $5,000 for 250 shares of a fund at $20 per share and the fund pays a distribution of $1 per share on December 16th, its share price would drop to $19 (ignoring market changes). You would still have only $5,000 (250 shares times $19=$4,750 in share value, plus $250 in distributions), but you would owe tax on the $250 distribution you received (even if you had reinvested it in more shares). To avoid "buying a dividend," check a fund's distribution schedule before you invest.

A WORD ABOUT INVESTING FOR THE LONG TERM...
Each fund is intended to be a long-term investment vehicle;
none are designed to provide investors with a means of speculating on short-term fluctuations in the market.
[END SIDEBAR]


DIVIDENDS AND DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the Fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the Fund sells securities for a higher price than it paid for them.

DISTRIBUTION OPTIONS
You can receive distributions in a number of ways:

Reinvestment             Dividends and capital gains are
                         automatically reinvested in additional
                         shares of the Fund unless you request
                         a different distribution method.

Dividends in Cash        Dividends are paid by check and mailed
                         to your address of record, and capital
                         gains arereinvested in additional
                         shares of the Fund.

Capital Gains in Cash    Capital gains distributions are paid
                         by checkand mailed to your address of
                         record, and dividends are reinvested
                         in additional shares of the Fund.

Dividends and Capital    Both dividends and capital gains
Gains In Cash            distributions are paid by check and
                         mailed to your address of record.

DISTRIBUTION SCHEDULE
-----------------------------------------------------------------------
FUND                   DIVIDENDS PAID                CAPITAL GAINS PAID
-----------------------------------------------------------------------
Retirement Income Fund Declared daily, paid monthly  Declared annually, paid in December
Balanced Fund          Declared daily, paid monthly  Declared annually,
                                                     paid in December
Cornerstone Stock Fund Declared annually,            Declared annually,
                       paid in December	           paid in December
Equity Growth Fund     Declared annually,            Declared annually,
                       paid in December              paid in December
-----------------------------------------------------------------------
Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the Fund's income for the following
Saturday, Sunday, or holiday.

TAX CONSEQUENCES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live.

To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

PRIVACY POLICY
Advance Capital I, Inc. considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us.
We do not sell any information to any third parties, however, we do collect and maintain certain nonpublic personal information about you, including the following:
     - Name and Address
     - Social Security Number
     - Assets
     - Account Balance
     - Investment Activity
     - Other Accounts

Any personal or financial information provided to Advance Capital
I, Inc. is kept strictly confidential.

  - Advance Capital I, Inc. restricts access to personal and financial information to certain employees in order to provide products and services.
  - Employees share information outside of the Company only as authorized by you or as required by law.
  - Physical, electronic and procedural safeguards are in place to guard your nonpublic information. These safeguards comply with federal and state standards.

FINANCIAL HIGHLIGHTS
This table is intended to help you understand each Fund's financial performance for the past 5 years. Information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference into the Statement of Additional Information. The annual report is available, without charge, upon request.



------------------------------------------------------------------------------------
Retirement Income Fund
Years ended December 31              2003     2002     2001     2000       1999
------------------------------------------------------------------------------------
Net asset value, beginning of year      $9.73    $9.56    $9.50    $9.61      $10.56
                                        -----    -----    -----    -----      ------
Income from investment operations
     Net investment income              0.59      0.64     0.68     0.71        0.71
     Net realized & unrealized gain
     (loss) on investments              0.34      0.17     0.06    (0.11)      (0.95)
                                        ----     -----    -----    -----      ------
Total from investment operations        0.93      0.81     0.74     0.60       (0.24)
                                        ----     -----    -----    -----      ------
Less Distributions
     Net investment income             (0.60)    (0.64)   (0.68)   (0.71)      (0.71)
                                       ------    -----    -----    -----      -------
     Total distributions               (0.60)    (0.64)   (0.68)   (0.71)      (0.71)
                                       ------    -----    -----    -----      -------
Net asset value, end of year          $10.06     $9.73    $9.56    $9.50       $9.61
                                      =======    =====    =====    =====      =======
Total Return (%)                        9.75      8.80     7.95     6.59       (2.33)

Ratios and Supplemental Data
Net assets, end of year
(in thousands)                      $200,915  $199,851 $200,346 $203,897     $209,791
Ratio of expenses
to average net assets (%)               0.80      0.80    0.80     0.79          0.81
Ratio of net investment income
to average net assets (%)               5.99      6.70    7.06     7.53          7.06
Portfolio turnover rate (%)            38.02     22.83   30.76    19.62         17.89
--------------------------------------------------------------------------------------



Balanced Fund
Years ended December 31                2003     2002      2001      2000      1999
----------------------------------------------------------------------------------------
Net asset value, beginning of year       $15.77   $17.38    $18.19    $17.02    $17.13
                                         ------   ------    ------    ------    -------
Income from investment operations
     Net investment income                 0.42     0.45      0.52      0.52      0.51
     Net realized & unrealized gain
     (loss) on investments                 2.68    (1.61)    (0.81)     1.18      0.87
                                         ------   ------    ------    ------    -------
Total from investment operations           3.10    (1.16)    (0.29)     1.70      1.38
                                         ------   ------    -------   ------    -------
Less Distributions
     Net investment income                (0.42)   (0.45)    (0.52)    (0.52)    (0.51)
     Net realized gain on investments      0.00     0.00      0.00     (0.01)    (0.98)
                                         ------   ------   --------   ------    -------
     Total distributions                  (0.42)   (0.45)    (0.52)    (0.53)    (1.49)
Net asset value, end of year             $18.45   $15.77    $17.38    $18.19    $17.02
                                         ======   ======   ========   =======   =======
Total Return (%)                          19.96    (6.72)    (1.58)    10.13      8.37
Ratios and Supplemental Data
Net assets, end of year (in thousands) $297,707 $223,769  $232,991  $207,677  $169,216
Ratio of expenses
to average net assets (%)                  0.97     0.98      0.98      1.00      1.03
Ratio of net investment income
to average net assets (%)                  2.47     2.77      2.97      2.97      2.97
Portfolio turnover rate (%)               14.38    14.57     12.23     10.26     23.76



-------------------------------------------------------------------------------------------
Cornerstone Stock Fund
Years ended December 31                 2003       2002       2001       2000      1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of year        $6.18      $8.70      $10.72     $13.55    $10.46
                                         -------   -------     -------    -------   --------
Income from investment operations
     Net investment income                 0.04       0.03        0.01       0.02      0.01
     Net realized & unrealized gain
     (loss) on investments                 1.66      (2.52)      (2.02)     (2.83)     3.09
                                         -------   -------     --------   --------  --------
Total from investment operations           1.70      (2.49)      (2.01)     (2.81)     3.10
                                         -------   -------     --------   --------  --------
Less Distributions
     Net investment income                (0.04)     (0.03)      (0.01)     (0.02)    (0.01)
                                         -------   --------    --------   --------  --------
     Total distributions                  (0.04)     (0.03)      (0.01)     (0.02)    (0.01)
                                         -------   --------    --------   --------  --------
Net asset value, end of year              $7.84      $6.18       $8.70     $10.72    $13.55
                                         =======   ========    ========   ========  ========
Total Return (%)                          27.44     (28.63)     (18.72)    (20.77)    29.62
Ratios and Supplemental Data
Net assets, end of year (in thousands)  $53,067    $40,803     $62,266    $62,590   $52,356
Ratio of expenses
to average net assets (%)                  0.73      0.72         0.72       0.71      0.77
Ratio of net investment income
to average net assets (%)                 (0.52)    (0.39)       (0.16)     (0.14)    (0.11)
Portfolio turnover rate (%)               11.63     19.78         4.01      13.21      7.62
---------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
Equity Growth Fund
Years ended December 31                     2003     2002      2001       2000       1999
----------------------------------------------------------------------------------------------
Net asset value, beginning of year            $17.87  $22.95    $27.13     $26.43      $20.05
                                            -------- -------   --------   --------   ---------
Income (Loss) from investment operations
     Net investment loss                       (0.13)  (0.14)    (0.16)     (0.23)      (0.14)
     Net realized & unrealized gain
    (loss) on investments                       6.67   (4.94)    (4.02)      2.14       10.01
                                            --------  -------  --------   ---------  ----------
Total from investment operations                6.54   (5.08)    (4.18)      1.91        9.87
                                            --------  -------  --------   ---------  ----------
Less Distributions
     Net realized gain on investments           0.00    0.00      0.00      (1.21)      (3.49)
                                            --------  -------  --------   ---------  ----------
     Total distributions                        0.00    0.00      0.00      (1.21)      (3.49)
                                            --------  -------  --------   ---------  ----------
Net asset value, end of year                  $24.41  $17.87    $22.95     $27.13       $26.43
                                            --------  ------   --------   ---------  ----------
Total Return (%)                               36.60  (22.14)   (15.41)      7.10        50.14
Ratios and Supplemental Data
Net assets, end of year (in thousands)      $145,482 $99,120  $126,970   $136,136     $114,515
Ratio of expenses
to average net assets (%)                       1.01    1.01      1.00       1.01         1.02
Ratio of net investment loss
to average net assets (%)                      (0.63)  (0.68)    (0.69)     (0.76)       (0.63)
Portfolio turnover rate (%)                    11.35   12.03      9.43      18.57        36.49
------------------------------------------------------------------------------------------------

Additional information about Advance Capital I, Inc., contained in the Statement of Additional Information (SAI), has been filed with
the Securities and Exchange Commission (SEC).   The SAI bears the
same date as this prospectus and is incorporated by reference in its entirety into this prospectus.


Information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds, please call Advance
Capital at (800) 345-4783 or (248) 350-8543 or write to us at P.O.
Box 3144, Southfield, Michigan 48037. Each year you are sent updated annual and semi-annual reports for the Funds as well as a proxy statement. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.


The code of ethics and additional information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC at
(202) 942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                            TICKER SYMBOLS
                            --------------
Retirement Income Fund:	    ADRIX
Balanced Fund:	            ADBAX
Cornerstone Stock Fund:	    ADCRX
Equity Growth Fund:	    ADEGX

INVESTMENT ADVISER AND ADMINISTRATOR:
Advance Capital Management, Inc.

ADMISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.

CUSTODIAN:
Fifth Third Bank

DISTRIBUTOR:
Advance Capital Services, Inc.

INDEPENDENT AUDITORS:
PricewaterhouseCoopers LLP

COUNSEL:
Dykema Gossett PLLC

PROSPECTUS DATED APRIL 30, 2004

Investment Company	File No. 811-05127

                  ADVANCE CAPITAL I, INC.
               Statement of Additional Information
                             for
                            SHARES
                             of
                    RETIREMENT INCOME FUND
                         BALANCED FUND
                    CORNERSTONE STOCK FUND
                      EQUITY GROWTH FUND


This Statement is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated
April 30, 2004 (the "Prospectus"). Much of the information contained in this Statement of Additional
Information expands upon the subjects discussed in the Prospectus. No investment should be made without first reading the Prospectus. You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:


                     Advance Capital I, Inc.
                         P.O. Box 3144
                     Southfield, MI  48037


The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment
Company Act of 1940,is hereby incorporated into this Statement of Additional Information by reference. A copy of the Annual Report will be provided without charge by writing to the Company at the address shown above or by calling us at the telephone number shown above.


                       TABLE OF CONTENTS
                                                       Page

Fund History                                             2
Description of the Funds                                 2
Proxy Voting Policies and Procedures                     6
Management of the Company                               14
Control Persons and Principal Holders of Securities     18
Investment Advisory and Other Services                  18
Portfolio Transactions                                  21
Capital Stock and Other Securities                      22
Purchase and Pricing of Shares                          23
Taxation of the Funds                                   23
Performance Information                                 24
Financial Statements                                    26
Appendix A - Description of Securities Ratings          36
Appendix B-1 - Proxy Voting Policies of the Adviser     38
Appendix B-2 - Proxy Voting Policies of the Sub-Adviser 42


                       April 30, 2004

HISTORY
Advance Capital I, Inc. (the "Company") was organized on
March 6, 1987, as a Maryland Corporation. The Company is registered under the Investment Company Act of 1940
(the "1940 Act") as an open-end, diversified, management investment company. Currently, the Company offers offering four distinct investment portfolios (the "Funds").
The Funds are:

                  Retirement Income Fund
                  Balanced Fund
                  Cornerstone Stock Fund
                  Equity Growth Fund


DESCRIPTION OF THE FUNDS
Each Fund has its own investment objectives and policies. The following policies supplement the investment objectives and policies set forth in the Company's Prospectus. The percentage limitations included in these policies apply only at the time of purchase. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.

Government Obligations:
Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Government National Mortgage Association, the Maritime Administration, and the Small Business Administration. Generally, less than 50 percent of the total assets of the Retirement Income Fund orand less than 50 percent of the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund and the Cornerstone Stock Fund will have less than 5 percent of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the Investment Adviser, economic or business conditions warrant a temporary defensive investment position.

Each Fund may invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Each Fund will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 20 percent of the total assets of the Retirement Income Fund orand no more than 20 percent of the bonds in the Balanced Fund will be invested in these types of securities. No more than 5 percent of the Equity Growth Fund or the Cornerstone Stock Fund will be invested in these types of securities.


Yankee Bonds:
A Yankee Bond is a foreign bond denominated in U.S. dollars and is registered with the Securities and Exchange Commission
(SEC) for sale in the United States. These securities do not carry currency risk since all payments are made in U.S. dollars. A Yankee Bond can consist of a foreign corporation or sovereign government. The Retirement Income Fund and the bond portion of the Balanced Fund can invest a portion of their total assets in these types of securities. Generally, no more than 20% of each Fund's total assets will be invested in Yankee Bonds.


Money Market Instruments:
Each Fund anticipates under normal conditions that no more than 20 percent of its total assets will be invested in high-quality money market instruments. Under unusual market or economic conditions, during the initial start-up phase of a Fund or for temporary defensive purposes, each Fund may invest up to 100 percent of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance CorporationSavings and Loan Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in commercial paper will be limited to issues withinwhich have the highest rating, at the time of purchase, ofby Standard & Poors (S&P) or Moody's or, if not rated, are determined by the Investment Adviser to be of comparable quality.

Repurchase Agreements:
Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements in which banks, broker dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Funds or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds might incur a loss if the value of the collateral held declines during this period.

Variable and Floating Rate Instruments:
Unrated variable or floating rate instruments will make up not more than 5 percent of any Fund's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to ensure they can meet payment upon demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.

Non-Interest-Bearing Securities:
The Retirement Income Fund has not invested in non-income-producing securities in the past. Further, there are no present plans to invest in non-income-producing securities in either of these Funds. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are not plans to do so, the Retirement Income Fund may invest up to 5 percent of its assets in such securities. Should non-interest-bearing securities be held in either of these Funds, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though no cash interest is received until the security's maturity or payment date. Therefore, either of these Funds may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Stock Index Futures Contract and Options:
The Equity Growth Fund, the Balanced Fund and the Cornerstone
Stock Fund (the Growth Portfolios) may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios These Funds will not use futures contracts for speculation., and The
Funds will limit the use of futures contracts so that (1) no more than 5 percent of each of the Growth Fund's Portfolios' total assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30 percent of the Equity Growth Fund's total assets or 20 percent of the Balanced Fund's or Cornerstone Stock Fund's total assets would be represented by such contracts.
The Growth Portfolios These Funds may also write covered call options and purchase put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25 percent of the Equity
Growth Fund's net assets or 15 percent of the Balanced Fund's or Cornerstone Stock Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the Investment Adviser to predict future movements in securities prices, interest rates and other economic factors.
Each Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

Foreign Securities:
The Equity Growth Fund and Balanced Fund each may invest up to 10 percent of total assets (excluding reserves) in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the portion of the fund's foreign investments that may be made in such countries.

Exchange Traded Funds (ETFs):
These are types of investment companies bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Subject to the restrictions of the 1940
Act, Tthe Equity Growth Fund and the Balanced Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Hybrid Instruments:
These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Fund Fundamental Investment Policies:
The Funds are subject to investment limitations. If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation. The portfolio manager will determine, based on current market conditions, when to realign the portfolio within its original investment limitations.
The Fund may be unable to sell certain securities due to low credit ratings or limited market trading. The following investment limitations may only be changed with respect to a particular Fund by a vote of a majority of the shareholders. This means the affirmative vote of the lesser of (a) 50 percent of the outstanding shares of the Fund, or (b) 67 percent or more of the shares of the Fund present at a meeting if the holders of more than 50 percent of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds will not:

1.) 	Issue senior securities

2.)	Borrow money

3.)	Engage in the business of underwriting securities
of other issuers except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 as amended in disposing of investment securities

4.)	Invest more than 25 percent of each respective
Fund's total assets in any one industry

5.)	Purchase or sell commodities futures contracts or
invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund, the Balanced Fund, or the Cornerstone
Stock Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities

6.)  	Purchase or sell real estate, except that each Fund
may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate

7.)	Make loans, except that each Fund may purchase
or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

8.)	Invest in companies for the purpose of exercising
management or control

9.)	Invest in bank obligations having remaining maturities
in excess of one year, except that
     (1) securities subject to repurchase agreements may have longer maturities and
     (2) the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity

10.)	Purchase securities on margin, make short sales
of securities or maintain a short position

11.)	Invest more than 5 percent of a Fund's total assets
in securities issued by a company which, together with any predecessor company, has been in continuous operation for fewer than three years

12.)	Acquire any other investment company or investment
company security except in connection with a merger, consolidation, reorganization or acquisition of assets as outlined in the Investment Company Act of 1940

13.)	Permit the purchase or retention of the securities
of any issuer if the officers, directors or trustees of the Company, its advisers or managers owning beneficially more than one-half of 1 percent of the securities of such issuer together own beneficially more than 5 percent of such securities

14.)	Commit more than 10 percent of their respective
net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale

15.)	Purchase the securities of any one issuer, other
than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5 percent of the value of its total assets would be invested in such issuer, except that up to 15 percent of the value of each Fund's total assets may be invested without regard to the 5 percent limitation

16.)	Acquire more than 10 percent of the voting
securities of any one issuer



MANAGEMENT OF THE COMPANY
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. The Board has designated an Audit Committee comprised of the Directors who are not "interested" persons of the Company (as that term is defined in the Investment Company Act of
1940).  Thomas Saeli serves as the Committee's Chairman.
The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds. The Committee has adopted a formal written charter that is available upon request. One Audit
Committee meeting was held during the last fiscal year. There are no other committees of the Board. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:



---------------------------------------------------------------------------------------------
                                                                  Number of   Other
             	     Position(s) Year      Principal Occupations  Portfolios  Directorships
Name and Address     & Office(s) Elected*  During past 5 Years	  Overseen    Held**
---------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTOR***
---------------------------------------------------------------------------------------------
John C. Shoemaker      Director     1987    President & Director,
One Towne Square       and                  Advance Capital I, Inc.;
Suite 444              President            President, Advance
Southfield, MI 48076                        Capital Management, Inc.	4       None
Age 58
----------------------------------------------------------------------------------------------
NOT "INTERESTED"
DIRECTORS
----------------------------------------------------------------------------------------------
Joseph A. Ahern        Director   1995      Attorney; President
One Towne Square                            and Shareholder; Stark,
Suite 444                                   Reagan, P.C.
Southfield, MI 48076
Age 46 	                                                                4        None
---------------------------------------------------------------------------------------------
Richard W. Holtcamp    Director   1989      Retired; former General
One Towne Square                            Mangager of Marketing,
Suite 444                                   Michigan Bell Telephone
Southfield, MI 48076                        Co.; former Consultant
Age 69 	                                    with Fishburne & Co., Inc.,
                                            & Campbridge Homes, Inc.
                                            (General contractors
                                            for residential and
                                            business construction) 	4        None
---------------------------------------------------------------------------------------------
Dennis D. Johnson      Director    2000     Retired; former Chief
One Towne Square                            Operating Officer,
Suite 444                                   Belgacom (Ameritech
Southfield, MI 48076                        International);
Age 65                                      Management Consultant;
                                            Vice President - Human
                                            Resources, Ameritech
                                            Network Services 	        4	 None
---------------------------------------------------------------------------------------------
Janice E. Loichle      Director    2001     Retired; former Vice
One Towne Square                            President, Chief Integration
Suite 444                                   Officer and Chief of Local
Southfield, MI 48076                        Exchange Operations, XO
Age 56                                      Communications, Inc.;
                                            President, NEXTLINK
                                            Solutions
                                            (Telecommunications)        4  	 None
----------------------------------------------------------------------------------------------
Thomas L. Saeli        Director    2000     Vice President-Corporate             Noble
One Towne Square                            Development, Lear                    International,
Suite 444                                   Corporation (Automotive              Ltd.
Southfield, MI 48076                        Supplier); Vice President,
Age 47 	                                    Oxford Investment Group,
                                            Inc. 		        4
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                   Number of   Other
                       Positions  Year      Principal Occupations  Portfolios  Directorships
Name and Address       & Offices  Elected*  During past 5 Years    Overseen    Held**
----------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------
Robert J. Cappelli     Vice       1987      President, Advance
One Towne Square       President            Capital Services,
Suite 444              And                  Inc.; Vice
Southfield, MI 48076   Treasurer            President &
Age 52 	                                    Treasurer,
                                            Advance Capital I,
                                            Inc.	                4	         None
----------------------------------------------------------------------------------------------
Christopher Kostiz     Vice       2003      Vice President,
One Towne Square       President            Advance Capital I,
Suite 444                                   Inc.; Senior Portfolio
Southfield, MI 48076                        Manager, Advance
Age 36			                    Capital Management,
                                            Inc.	                4	         None
----------------------------------------------------------------------------------------------
Kathy J. Harkleroad    Secretary  1996      Secretary,
One Towne Square                            Advance Capital I,
Suite 444                                   Inc.; Marketing
Southfield, MI 48076                        Director,
Age 51			                    Advance Capital
                                            Services, Inc.;
                                            Director of Client
                                            Services, Advance
                                            Capital Services,
                                            Inc. 	                4	         None
-----------------------------------------------------------------------------------------------
Julie Katynski         Vice       2003      Vice President &
One Towne Square       President            Assistant Secretary,
Suite 444              and                  Advance Capital I,
Southfield, MI 48076   Assistant            Inc.; Controller,
Age 50		       Secretary	    Advance Capital
                                            Group, Inc.                 4	         None
-----------------------------------------------------------------------------------------------


*There is no set term of office for Directors and Officers.
The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.
**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act. ***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.


The Company knows of no arrangements or understandings between a Director or Officer and any other person pursuant to which a person has been selected as a Director or Officer. There is no family relationship between any of the Directors and any of the Officers of the Company.

The equity securities in the Funds beneficially owned by the Directors as of December 31, 2003, were as follows:

                                                                       Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                       Registered Investment
                                                                       Companies Overseen by
                     Dollar Range of Equity Securities                 Trustees in all of the
                     held in each of the Advance Capital               Advance Capital I, Inc.
Name of Director     I, Inc. Funds                                     Funds

                         DISINTERESTED DIRECTORS
Joseph A. Ahern      Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $0
                     Cornerstone Stock Fund   $50,001 - $100,000
                     Equity Growth Fund       $50,000 - $100,000
Richard W. Holtcamp  Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $50,001 - $100,000
                     Cornerstone Stock Fund   $1 - $10,000
                     Equity Growth Fund       $50,000 - $100,000
Dennis D. Johnson    Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $10,000 - $50,000
                     Cornerstone Stock Fund   $10,000 - $50,000
                     Equity Growth Fund       $50,000 - $100,000
Janice E. Loichle    Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $50,001 - $100,000
                     Cornerstone Stock Fund   Over $100,000
                     Equity Growth Fund       Over $100,000
Thomas L. Saeli      Retirement Income Fund   $0                       Over $100,000
                     Balanced Fund            $10,000 - $50,000
                     Cornerstone Stock Fund   $50,001 - $100,000
                     Equity Growth Fund       Over $100,000



				 INTERESTED DIRECTOR

John C. Shoemaker    Retirement Income Fund   $50,001 - $100,000       Over $100,000
                     Balanced Fund            Over $100,000
                     Cornerstone Stock Fund   Over $100,000
                     Equity Growth Fund       Over $100,000



Only the not "interested" Directors are paid compensation from the Funds for their service as Directors. Directors are also reimbursed for expenses incurred in attending the meetings. The Funds pay annual fees of $5,500 to Directors, plus $500 for each Board of Directors meeting attended. No pension or retirement benefits are accrued as part of Fund expenses. The Fund did not offer its Directors any pension or retirement benefits during or prior to the fiscal year ended December 31, 2003. The following table provides information regarding the compensation ofpaid to the not "interested" Directors by the Company with respect to all of its Funds for the year ended December 31, 2003.

COMPENSATION TABLE

Name of Director	      	 AggregateCompensation
Joseph A. Ahern			       $9,500
Richard W. Holtcamp		       $9,500
Dennis D. Johnson	               $9,500
Janice E. Loichle	               $9,500
Thomas L. Saeli			       $9,500



PROXY VOTING POLICIES AND PROCEDURES

Because some of the Funds may hold various equity securities in their portfolios, they often have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time. The Company and the Adviser have adopted a proxy voting procedure whereby, subject to oversight from the Company's Board of Directors, the Adviser or the Sub-Adviser of a particular Fund that actually manages the assets of that Fund has been delegated the responsibility for assessing and voting that Fund's proxies in accordance with the Adviser's or the Sub-Adviser's own proxy voting policies and procedures, as applicable.
These policies and procedures include specific provisions to determine when a conflict exists between that Fund and the Adviser or the Sub-Adviser or its affiliates. Copies of the proxy voting policies and procedures of the Adviser and the Sub-Adviser are attached to this SAI as Appendices B-1 and B-2.

After August 31, 2004, an annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, upon request, by calling (800) 345-4783, and on the SEC's website at http://www.sec.gov.

CODE OF ETHICS

The Company, the Adviser, the Administrator, the Distributor and the Sub-Adviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics has been filed as an exhibit to the Company's registration statement of which this SAI is a part, and is available from the Company's filings on the SEC's website at www.sec.gov.

Because the Sub-Adviser is not otherwise affiliated with the Company or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Sub-Adviser's personnel to the Sub-Adviser. The Sub-Adviser provides the Company's Board of Directors with a quarterly certification of the Sub-Adviser's compliance with its code of ethics and with Rule 17j-1 and a report concerning any significant violations of its code.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Controlling Persons
As of April 27, 2004, no individual owned of record or beneficially 25 percent or more of any class of stock of the Company and no person controlled any of the Company's four Funds or, in any other manner, represents a controlling interest in the company.

Principal Holders of Securities
As of April 27, 2004, no individual owned of record or beneficially 5 percent or more of the outstanding shares of a particular any class of shares of the Company.

Principal Holders of Securities (Directors and Officers)
As of April 27, 2004, all directors and officers as a group owned 67,542 Equity Growth Fund Shares
(1.1% of the total outstanding),
25,032 Balanced Fund Shares (0.1% of the total outstanding), 4,874,739 Retirement Income Fund
Shares (0.0% of the total outstanding) and 71,660
Cornerstone stock Fund Shares (1.1% of the total outstanding).


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Advance Capital Management, Inc. (the "Adviser") serves as investment adviser to each of the Funds. Under Pursuant to Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, the Adviser has hired T. Rowe Price Associates, Inc. ("T. Rowe Price"), to serve as the Sub-Adviser to the Equity Growth Fund and the equity portion of the Balanced Fund. These agreements were approved at a Special Meeting of Shareholders held on October 28, 1993. The Board of Directors, including all of the not "interested" directors, most recently considered and approved these Investment Manager's Agreements at a meeting held in person on July 30, 2003. In evaluating the Investment Manger's Agreements, the Board requested and received information from the Adviser and the Sub-Adviser to assist in its deliberations. The material factors that formed the basis for the Board's approval of the Investment Manager's Agreements, and the conclusions with respect thereto are:
* The Board considered the nature, extent and quality of services provided to the Funds and their shareholders and the qualifications of the Adviser and the Sub-Adviser to provide investment management services;
* The investment performance of each Fund was reviewed in comparison to appropriate broad-based market indices, benchmarks and a peer group of funds selected by the independent consulting firm. The Board also considered the costs of providing competitive advisory services in the current environment and compared the proposed management fees to be charged to each Fund with those charged by managers of comparable Funds within the peer group selected by the independent consulting firm based on Lipper Analytical Services data and historic peer funds;
and
* The Board reviewed information concerning the profitability of the Adviser's and the Sub-Adviser's investment advisory and other activities;


The principal business address of Advance Capital
Management, Inc. is One Towne Square, Suite 444,
Southfield, Michigan 48076. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.
Its principal business address is in100 East Pratt
Street, Baltimore, Maryland 21202. Subject to the general supervision of the Company's Directors and in accordance with each Fund's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the Funds and the Company, is responsible for the purchase and sale of each Fund's portfolio securities, and maintains the Company's records relating to such purchases and sales.

The Investment Advisory Agreement provides that the Investment Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Investment Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

The Investment Adviser has agreed to pay certain expenses, including the fees associated with the hiring of a Sub-Adviser, incurred in connection with its activities under the Investment Advisory
Agreement other than the cost of securities, including brokerage commissions, purchased for the Company. Specifically, the Investment Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.


For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment
Adviser receives a fee, computed daily and paid monthly, at the annual rate of .70% of the average daily net assets forof the Equity Growth and the Balanced Funds up to $200 million dollars and .55% on average daily net assets over $200 million, .40% of the average daily net assets of the Cornerstone Stock Fund and ..50% of the average daily net assets up to $200 million for the Retirement Income Fund and .40% onf average daily net assets over $200 million. Prior to April
26, 2004 the Adviser received a fee at the annual rate of .40% of the average daily net assets of the Bond
Fund. Effective April 27, 2004 the Bond Fund was combined with the Retirement Income Fund. The Sub-Advisory
Agreements do not provide for any increase in the level of fees payable by the Company. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of ..20% on the average daily net assets up to $100 million and .15% on average daily net assets over $100 million of the Equity Growth Fund and of the equity portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.

During the fiscal years ended December 31, 2001, 2002 and 2003, the Funds paid the following amounts to the Adviser relating to investment advisory services:


                                2001       2002       2003
Equity Growth Fund           $874,245    $781,893    $831,220
Bond Fund*                   $407,744    $512,214    $649,490
Balanced Fund              $1,540,818  $1,550,326  $1,697,285
Retirement Income Fund     $1,023,937    $996,110  $1,009,138
Cornerstone Stock Fund       $254,142    $199,689    $182,810
*The Bond Fund was combined into the Retirement Income Fund on April 27, 2004.



12b-1 and Distribution Plan
Expenses of the Company may include distribution-related expenses which the Company is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940.
Such a Plan was approved by the Board of Directors, including a majority of the Directors who are not "interested" persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, .25% of each Fund's average daily net assets, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of its average daily net assets for the prior month (.25% on an annualized basis).


The plan was initially approved on July 17, 1987, by the Directors of the Company, including a majority of the Directors who were not "interested" persons (as defined in the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each Fund. At the first Annual Meeting of Shareholders held on July 22, 1988, for the shareholders of the Equity
Growth and Balanced Funds and July 23, 1993, for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the aggregated fees charged under the plan to .25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 2003, the Company paid or accrued distribution expenses of $296,865, $635,130, $505,921, and $114,256 for the Equity Growth,
Balanced, Retirement Income and Cornerstone Stock Funds, respectively, to the Company's distributor, Advance Capital Services, Inc.


Administrator and Transfer Agent
Advance Capital Group, Inc., located at One Towne Square, Suite 444, Southfield, Michigan, 48076, serves as the
Company's Administrator and Transfer Agent.   Under the
Administration and Transfer Agent Agreement, Advance Capital Group, Inc. as the Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company's operations.
Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts.

Custodian
Fifth Third Bank, located at 38 Fountain Square Plaza,
Cincinnati, Ohio 45263, is "Custodian" of the Company's assets. Under the custodian agreement, Fifth Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; and f) make periodic reports to the Company's
Board of Directors concerning the Company's operations.
Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.


Independent AuditorsAccountants
PricewaterhouseCoopers LLP, with offices at 100 East
Broad Street, Suite 2100, Columbus, Ohio 43215 serves as independent auditors for the Company.
The financial highlights of the Company included in the Prospectus and the and financial statements of the Company included in the Prospectus and incorporated by reference into this Statement of Additional Information, respectively, have been audited by PricewaterhouseCoopers
LLP, whose report is also included herein.


Counsel
Dykema Gossett PLLC, 400 Renaissance Center, Detroit,
Michigan 48243, acts as counsel to the Company.


PORTFOLIO TRANSACTIONS
The Investment Adviser and Sub-Adviser are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Company, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Investment Adviser and the Asset Manager's Agreement between the Investment Adviser and the Sub-Adviser, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction. This is allowed when the Investment Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser, to the accounts to which it exercises investment direction. Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the investment advisory fee payable to the Investment Adviser by the Company. Such information may be useful to the Investment Adviser or Sub-Adviser in servicing both the Company and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the Company.

The Company has authorized the Investment Adviser to place brokerage orders with some brokers who distribute the Company's Shares. The Investment Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

Portfolio securities will not be purchased from, or sold to, the Investment Adviser, the Sub-Adviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or by order of the Securities and Exchange Commission.

Portfolio Turnover
Portfolio Turnover is the practice by mutual funds of buying and selling securities within Funds. Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the Fund's future returns.
Typically, the greater the volume of buying and selling by the Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, Funds with high portfolio turnover rates (100% or more) may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is about 80 percent.


CAPITAL STOCK AND OTHER SECURITIES
Advance Capital I, Inc. shares are currently classified into four classes of shares, each representing interest in one of four separate investment portfolios. Class A common shares represent interests in the Equity Growth Fund, Class C common shares represent interest in the Balanced Fund, Class E common shares represent interests in the Retirement Income Fund, and Class
F common shares represent interests in the Cornerstone Stock Fund.


Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Board of Directors.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular class.
At such time, shares of capital stock of the Company shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter. The approval of an investment company agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders without regard to class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows. When issued for payment, the Company's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular
Fund, and a proportionate distribution of any general assets of the Company not belonging to any particular
Fund which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to (a) sell all assets of a Fund at net asset value for consideration involving cash or securities and transfer to another management investment company (b) sell and convert the Fund's assets into cash and cause all shares of the Fund to be redeemed at net asset value
(c) combine the assets belonging to a Fund with the assets belonging to another Fund as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination.

PURCHASE AND PRICING OF SHARES
Shares may be purchased in any of the Funds by completing an Application to Purchase Shares. The Application and a check made payable to Advance Capital I, Inc. can be mailed to the Southfield, MI address located on the cover of this Statement.

Securities are valued at market value, or if a market quotation is not readily available, at their fair value. The net asset value is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding.


                     Total Assets - Total Liabilities
                    ----------------------------------
Net Asset Value = 	Number of Shares Outstanding

Set forth below is a specimen price make-up sheet showing, as of December 31, 2003, the computation of total offering price per share of Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.


SPECIMEN PRICE MAKE-UP SHEET -- December 31, 2003


                            Retirement        Balanced      Cornerstone     Equity
                            Income Fund         Fund        Stock Fund      Growth Fund

                          -------------     -----------    ------------    -------------
Securities at market      $198,522,729      $295,546,896    $53,022,433     $145,704,462
Cash and other assets,
including accrued income     3,509,155         2,374,355         67,521          136,850
Total assets               202,031,884       297,921,251     53,089,954      145,841,312
Liabilities, including
accrued expenses             (116,616)          (213,864)       (23,380)        (359,540)
  Net assets              $201,915,268      $297,707,387    $53,066,574     $145,481,772
Net asset values--
  Net assets              $201,915,268      $297,707,387    $53,066,574     $145,481,772
  	Number of shares
        outstanding         20,070,243        16,139,008      6,766,890        5,960,926
  	Per Share               $10.06            $18.45          $7.84           $24.41



TAXATION OF THE FUND
The Internal Revenue Code of 1986 treats each Fund in a series mutual fund as a separate corporation. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1954. The company intends to distribute to shareholders of each Fund all capital gains and income earned.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

At the time of your purchase, the Fund's net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the Fund.
A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.

PERFORMANCE INFORMATION

Average Annual Total Return
From time to time, each Fund may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1, 5 and 10 year periods or life of the Fund.

Each Fund's average annual compounded rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T)n = ERV


Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted.

		T = 	average annual total return
		n =	number of years
		ERV= 	redeemable value of the hypothetical
                        $1,000 purchase at the end of the
 			period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.

Average Annual Total Return (After Taxes on Distributions)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T)n=ATVD

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

		T =	average annual total return (after taxes
                        on distributions)
		n =	number of years
		ATVD=   ending value of the hypothetical $1,000
                        purchase at the end of the period
                        after taxes on distributions but
                        not after taxes on redemptions


Average Annual Total Return (After Taxes on Distributions and Redemption)

Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T)n=ATVDR

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

		T =	 average annual total return (after taxes
                         on distributions and redemption)
		n =	 number of years

		ATVDR=   ending value of the hypothetical $1,000
                         purchase at the end of the period after
                         taxes on distributions and redemptions

The performance of each of the Funds, as shown below, is the average annual return for the Funds for the periods listed. Security prices fluctuate during the period covered and past results should not be considered representative of future performance.


AVERAGE ANNUAL RETURN

                                           1 Year    5 Years   10 Years  Life of Fund
                                          -------    -------   --------  --------
Retirement Income Fund                      9.75%     6.06%     6.88%     7.52%
     After taxes on distributions           8.57%     3.51%     4.07%     4.64%
     After taxes on distributions
          and sale of fund shares           7.36%     3.61%     4.11%     4.63%
Balanced Fund                              19.96%     5.62%    10.13%     8.71%*
     After taxes on distributions          19.08%     4.27%     8.60%     7.10%
     After taxes on distributions
          and sale of fund shares          13.06%     4.03%     7.99%     6.71%
Cornerstone Stock Fund                     27.44%    -5.36%      N/A     -4.46%
     After taxes on distributions          27.35%    -5.43%      N/A     -4.54%
     After taxes on distributions
          and sale of fund shares          17.95%    -4.51%      N/A     -3.78%
Equity Growth Fund                         36.60%     7.67%    11.90%    11.92%**
     After taxes on distributions          36.60%     6.96%    11.52%    11.28%
     After taxes on distributions
          and sale of fund shares          23.79%     6.48%    10.61%    10.41%


*Effective December 29, 1993, T. Rowe Price Associates, Inc.
became the investment sub-adviser with the primary responsibility for the daily equity security investment decisions for the Balanced Fund. Life of fund performance reflects an inception date of August 5, 1987.

**Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed to become a midcap growth fund by shareholder vote and T. Rowe Price
Associates, Inc. became the investment sub-adviser with the primary responsibility for the daily security investment decisions. Life of fund performance reflects inception date of December 29, 1993.

Yield Quotation
       The SEC has developed a standard yield calculation that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period and reflects the dividends and interest earned during the period, after the deduction of the fund's expenses.Based on a 30 day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, the Fund's yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

	YIELD  = 2(a-b/cd +1)6 - 1

Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during
                the period that were entitled to receive dividends
d 	=	the maximum offering price per share on the last
                day of the period



ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering
Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate
Tools Required to Intercept and Obstruct Terrorism Act of
2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The report of PricewaterhouseCoopers LLP, independent auditors, and the audited financial statements of each Fund, which are contained in the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2003, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. The Company will furnish a copy of this Annual Report to shareholders, without charge, upon request made to Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037.

In addition, as a result of the combination of the Bond Fund with and into the Retirement Income Fund on April 27, 2004, the following unaudited pro forma financial statements are filed with this SAI, reflecting the pro forma financial condition and results of operations of the Retirement Income Fund as if this fund combination had occurred on January 1, 2003:

Introductory Note to Unaudited Pro Forma Financial Statements.............21
Pro Forma Combined Schedule of Investments as of December 31, 2003........21
Pro Forma Statements of Assets and Liabilities, as of December 31,2003....32
Pro Forma Statements of Operations for the year ended December 31, 2003...33
Notes to Pro Forma Financial Statements...................................34

INTRODUCTORY NOTE TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

	The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Bond Fund to the Retirements Income Fund, accounted for as if Reorganization had occurred as of January 1, 2003. Unaudited pro forma financial information is presented as of and for the year ended December 31, 2003. Each pro forma combining statement has been based upon the fee and expense structure of the Retirement Income Fund.

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2003
(Unaudited)

							                  Retirement  Pro Forma
					                        Bond Fund Income Fund Combined	Pro Forma
	                     S&P Credit			        Principal Principal   Principal	Combined
Fixed Income Securities	        Rating	Coupon	Maturity	Amount    Amount      Amount    Value
ABN Amro Bank NV	         A+	7.300	12/1/2026	1,000,000 1,500,000  2,500,000 	2,644,578
Lion Connecticut Holdings, Inc	 A+	6.750	9/15/2013	        0 1,000,000  1,000,000 	1,096,442
Lion Connecticut Holdings, Inc	 A+     7.250   8/15/2023       1,000,000         0  1,000,000  1,096,466
Alcan, Inc.	                 A-	7.250	3/15/2031	        0 1,000,000  1,000,000 	1,154,549
Allegiance Corp.	         A	7.800	10/15/2016 	        0 1,000,000  1,000,000 	1,238,237
Allstate Corp./The	         A+ 	7.500	6/15/2013	1,000,000         0  1,000,000 	1,185,818
Alcoa, Inc.	                 A-	6.500	6/15/2018	1,000,000 1,500,000  2,500,000 	2,824,379
American Financial Group, Inc.	 BBB	7.125	12/15/2007	        0 1,000,000  1,000,000 	1,069,781
American General Corp.	         AAA 	7.500	7/15/2025	1,000,000	  0  1,000,000 	1,189,365
Anheuser-Busch Cos., Inc.	 A+	7.125	7/1/2017	1,000,000 1,500,000  2,500,000 	2,844,288
Applied Materials, Inc.	         A-	7.125	10/15/2017	1,000,000 1,500,000  2,500,000 	2,908,126
Archer-Daniels-Midland Co.	 A+	8.375	4/15/2017	        0 1,000,000  1,000,000 	1,284,750
Archer-Daniels-Midland Co.	 A+ 	7.125	3/1/2013        1,000,000         0  1,000,000 	1,169,689
Associates Corp. of N. America	 AA-	6.950	11/1/2018	1,000,000 1,000,000  2,000,000 	2,298,386
Auburn Hills Trust	         BBB	12.375	5/1/2020	        0   400,000    400,000 	  576,325
Autozone, Inc.	                 BBB+	5.500	11/15/2015	1,250,000 1,250,000  2,500,000 	2,482,568
Aztar Corp.                      B+	9.000	8/15/2011	1,000,000 1,100,000  2,100,000 	2,304,749
BHP Finance USA Ltd.             A+	7.250	3/1/2016	        0 1,000,000  1,000,000 	1,187,025
Bank One Corp.                   A-	7.750	7/15/2025	        0 1,000,000  1,000,000 	1,216,859
Bank One Corp.                   A- 	7.625	10/15/2026      1,250,000	  0  1,250,000 	1,509,148
Bank of New York Co., Inc.       A 	4.600	6/15/2018	1,000,000 	  0  1,000,000 	  908,885
Bankers Trust Corp.              A	7.500	11/15/2015	1,000,000 1,500,000  2,500,000 	2,941,307
Barclays Bank Plc                AA- 	7.400	12/15/2009	1,000,000 	  0  1,000,000 	1,172,031
Bear Stearns Cos., Inc./The      A	4.650	7/2/2018	1,000,000 1,000,000  2,000,000 	1,827,934
Beazer Homes USA, Inc.           BB 	8.375	4/15/2012	  500,000 	  0    500,000    551,250
Bell Canada                      A	9.500	10/15/2010	1,000,000 1,250,000  2,250,000 	2,794,328
Bellsouth Capital Funding        A+	7.875	2/15/2030	1,000,000 1,000,000  2,000,000 	2,426,806
Bowater, Inc.                    BB+	9.500	10/15/2012	        0   700,000    700,000 	  793,021
Boyd Gaming Corp.                B+	7.750	12/15/2012	1,010,000 1,000,000  2,010,000 	2,150,700
Brunswick Corp.                  BBB	7.375	9/1/2023	        0   975,000    975,000 	1,048,429
Burlington Northern, Inc.        BBB+	8.750	2/25/2022	  500,000 1,000,000  1,500,000 	1,932,300
Burlington Resources, Inc.       BBB+	9.125	10/1/2021	        0   700,000    700,000 	  929,275
Burlington Resources, Inc.       BBB+ 	8.200	3/15/2025	  750,000  	  0    750,000 	  937,909
Cigna Corp.                      BBB	7.650	3/1/2023	        0 1,500,000  1,500,000 	1,644,878
Cigna Corp.                      BBB 	7.875	5/15/2027       1,000,000 	  0  1,000,000 	1,155,504
CRA Finance Ltd.                 A+	7.125	12/1/2013	        0   500,000    500,000 	  530,734
CSC Holdings, Inc.               BB-	7.625	4/1/2011	1,000,000 1,000,000  2,000,000 	2,105,000
ABC, Inc.	                 BBB+ 	8.750	8/15/2021       1,242,000         0  1,242,000 	1,519,155
Capital One Bank	         BB+	6.500	6/13/2013	1,250,000 1,250,000  2,500,000 	2,621,032
Champion International Corp.	 BBB	7.350	11/1/2025	1,000,000 1,000,000  2,000,000 	2,216,474
Chase Capital I	                 A- 	7.670	12/1/2026	1,000,000         0  1,000,000 	1,101,171
Mandalay Resort Group	         BB-	7.625	7/15/2013	        0   450,000    450,000 	  478,125
Mandalay Resort Group	         BB+ 	6.450	2/1/2006	  500,000	  0    500,000    521,250
Citicorp	                 A+	7.250	10/15/2011	1,000,000 1,000,000  2,000,000 	2,326,388
Clark Equipment Co.	         BBB+	8.000	5/1/2023	        0   500,000    500,000 	  586,889
Columbia Energy Group	         BBB	7.320	11/28/2010	  500,000 1,250,000  1,750,000 	1,897,146
Comcast Cable Communications	 BBB 	8.875	5/1/2017	1,000,000 	  0  1,000,000 	1,286,491
Comcast Cable Communications	 BBB	7.125	6/15/2013	        0 1,000,000  1,000,000 	1,138,705
Comerica Bank	                 A-	7.125	12/1/2013	        0 1,500,000  1,500,000 	1,680,651
Comerica Bank	                 A- 	8.375	7/15/2024         800,000         0    800,000 	  947,523
Commonwealth Edison Co.	         BBB+	6.950	7/15/2018	1,000,000 1,000,000  2,000,000 	2,262,486
Computer Sciences Corp.	         A	5.000	2/15/2013	  950,000 1,000,000  1,950,000 	1,972,665
ConAgra Foods, Inc.	         BBB	9.750	3/1/2021	        0   500,000    500,000 	  670,898
Constellation Energy Grp., Inc	 BBB+	7.600	4/1/2032	1,000,000 1,000,000  2,000,000 	2,340,788
Continental Cablevision	         BBB	9.500	8/1/2013	        0   500,000    500,000 	  577,554
Continental Corp.	         BBB-	8.375	8/15/2012	        0   600,000    600,000 	  623,541
COX Communications, Inc.	 BBB 	6.400	8/1/2008	  700,000 	  0    700,000 	  768,583
COX Communications, Inc.	 BBB	6.850	1/15/2018	        0 1,250,000  1,250,000 	1,379,795
Credit Suisse First Boston USA	 A+	6.125	11/15/2011	1,000,000 1,500,000  2,500,000 	2,721,830
DR Horton, Inc.	                 BB	8.000	2/1/2009	  750,000 1,000,000  1,750,000 	1,977,500
DaimlerChrysler	                 BBB	7.750	1/18/2011	1,000,000 1,000,000  2,000,000 	2,287,116
Darden Restaurants, Inc.	 BBB+	7.125	2/1/2016	1,000,000 1,000,000  2,000,000 	2,301,016
Morgan Stanley	                 A+	6.750	10/15/2013	        0 1,250,000  1,250,000 	1,401,641
Deere & Co.	                 A- 	8.950	6/15/2019       1,000,000         0  1,000,000 	1,233,704
Deutsche Telekom International	 BBB+ 	8.500	6/15/2010	  750,000 	  0    750,000 	  906,837
Walt Disney Co.	                 BBB+	6.300	1/25/2022	        0 1,000,000  1,000,000 	  979,368
Dominion Resources, Inc.	 BBB+	6.300	3/15/2033	1,000,000 1,000,000  2,000,000 	2,026,062
Dow Capital BV	                 A-	8.700	5/15/2022	        0   920,000    920,000 	  947,991
Dresdner Bank AG	         A-	7.250	9/15/2015	1,000,000 1,500,000  2,500,000 	2,870,855
Duke Energy Corp.	         BBB+	6.000	12/1/2028	1,250,000 1,500,000  2,750,000 	2,676,408
Eastman Chemical Co.	         BBB	7.250	1/15/2024	1,250,000 1,000,000  2,250,000 	2,390,425
Eaton Corp.	                 A-	8.100	8/15/2022	  500,000 1,000,000  1,500,000 	1,832,792
Echostar DBS Corp.	         BB-	9.375	2/1/2009	1,000,000 1,000,000  2,000,000 	2,102,500
Electronic Data Systems Corp.	 BBB	7.125	10/15/2009	1,159,000 1,000,000  2,159,000 	2,304,733
EOG Resources, Inc.	         BBB+	6.000	12/15/2008	        0 1,250,000  1,250,000 	1,369,514
Freddie Mac	                 AAA	5.000	3/27/2018	2,500,000 2,500,000  5,000,000 	4,882,230
FedEx Corp.	                 BBB+ 	8.760	5/22/201          750,000         0    750,000 	  893,745
FedEx Corp.	                 BBB+	7.630	1/1/2015	        0 1,000,000  1,000,000 	1,135,930
Federal Home Loan Bank System	 AAA 	5.000	5/25/2018       1,000,000 	  0  1,000,000 	  972,188
Federal Home Loan Bank System	 AAA 	5.080	7/16/2018	1,000,000 	  0  1,000,000 	  967,188
Federal Home Loan Bank System	 AAA 	6.000	9/11/2017	1,000,000 	  0  1,000,000 	1,000,000
Federal Home Loan Bank System	 AAA 	6.000	11/6/2017	2,000,000 	  0  2,000,000 	2,000,000
Federal Home Loan Bank System	 AAA 	5.730	2/20/2018	2,000,000 	  0  2,000,000 	2,005,625
Federal Home Loan Bank System	 AAA	5.450	4/16/2018	        0 2,000,000  2,000,000 	1,989,375
Federal Home Loan Bank System	 AAA	5.600	4/30/2018	        0 2,000,000  2,000,000 	2,001,250
Federal Home Loan Bank System	 AAA	5.400	5/21/2018	1,000,000 1,000,000  2,000,000 	1,985,626
Federal Home Loan Bank System	 AAA	6.000	10/15/2018	        0 1,500,000  1,500,000 	1,515,938
Fannie Mae	                 AAA 	5.660	8/6/2018        1,000,000   	  0  1,000,000 	1,007,500
Fannie Mae	                 AAA	5.400	5/14/2018	1,500,000 1,500,000  3,000,000 	2,985,000
First Union Instit. Capital II	 BBB+	7.850	1/1/2027	1,000,000 1,000,000  2,000,000 	2,259,608
Flextronics	                 BB-	6.500	5/15/2013	1,500,000 1,250,000  2,750,000 	2,846,250
Ford Motor Co.	                 BBB- 	6.500	8/1/2018	  500,000 	  0    500,000 	  489,848
Forest Oil Corp.	         BB	8.000	6/15/2008	  750,000 1,000,000  1,750,000 	1,907,500
GCI, Inc.	                 B+	9.750	8/1/2007	1,000,000 1,250,000  2,250,000 	2,317,500
Ginnie Mae	                 AAA 	5.500	7/20/2033	1,490,121 	  0  1,490,121 	1,512,290
Ginnie Mae	                 AAA 	5.500	3/20/2033	1,235,696 	  0  1,235,696 	1,254,079
Ginnie Mae	                 AAA	5.500	7/20/2033	  973,151 1,459,727  2,432,878 	2,469,072
Ginnie Mae	                 AAA	5.500	9/20/2033	1,485,692 1,485,692  2,971,384 	3,015,590
Ginnie Mae	                 AAA	5.500	10/20/2033	        0   994,100    994,100 	1,008,889
GTE Corp.	                 A+	8.750	11/1/2021	        0 1,500,000  1,500,000 	1,847,070
GTE Corp.	                 A+ 	6.840	4/15/2018	1,000,000 	  0  1,000,000 	1,093,483
Gabelli Asset Management	 BBB 	5.500	5/15/2013	1,000,000 	  0  1,000,000    969,410
General Electric Capital Corp.	 AAA	8.300	9/20/2009	        0 1,000,000  1,000,000 	1,220,981
General Electric Capital Corp.	 AAA 	6.000	6/15/2012	1,000,000 	  0  1,000,000 	1,084,453
General Motors Corp.	         BBB 	7.700	4/15/2016	1,000,000 	  0  1,000,000 	1,114,658
General Motors Corp.	         BBB	8.100	6/15/2024	        0 1,000,000  1,000,000 	1,070,330
Georgia-Pacific Corp.	         BB+	9.375	2/1/2013	1,000,000 1,000,000  2,000,000 	2,300,000
Goldman Sachs Group, Inc.	 A+ 	6.600	1/15/2012	1,000,000 	  0  1,000,000 	1,117,530
Goldman Sachs Group LP *	 A+	8.000	3/1/2013	        0 1,000,000  1,000,000 	1,196,682
Goodrich Corp.	                 BBB- 	6.450	4/15/2008	  500,000 	  0    500,000 	  548,896
Goodrich Corp.	                 BBB-	6.800	2/1/2018	  250,000   500,000    750,000 	  820,662
Gulfmark Offshore, Inc.   	 BB-	8.750	6/1/2008	  750,000   750,000  1,500,000 	1,552,500
HMH Properties, Inc.	         B+	8.450	12/1/2008	  327,000   567,000    894,000 	  931,996
HSBC America Capital Trust II*	 A- 	8.380	5/15/2027	1,000,000 	  0  1,000,000 	1,161,065
Hertz Corp.	                 BBB-	6.625	5/15/2008	  250,000   700,000    950,000 	  991,208
Hilton Hotels Corp.	         BBB-	7.200	12/15/2009	        0 1,500,000  1,500,000 	1,642,500
Household Finance Corp.	         A 	6.375	8/1/2010	1,000,000 	  0  1,000,000 	1,106,409
Household Finance Corp.	         A	7.625	5/17/2032	        0 1,500,000  1,500,000 	1,813,623
Reliant Energy HL&P	         BBB	9.150	3/15/2021	  500,000   800,000  1,300,000 	1,735,282
K Hovnanian Enterprises, Inc.	 B+	8.875	4/1/2012	1,000,000 1,000,000  2,000,000 	2,200,000
Husky Oil Co.	                 BBB	7.550	11/15/2016	  895,000 1,000,000  1,895,000 	2,243,176
Hydro Quebec	                 AAA 	8.400	1/15/2022	  300,000 	  0    300,000    395,300
ITT Corp.	                 BB+	7.375	11/15/2015	        0 1,000,000  1,000,000 	1,070,000
Indianapolis Power & Light	 BB+	7.050	2/1/2024	        0 1,000,000  1,000,000 	1,015,410
IBM Corp.	                 A+	8.375	11/1/2019	        0 1,500,000  1,500,000 	1,965,662
Interpool, Inc.	                 B+	7.350	8/1/2007	1,250,000 1,250,000  2,500,000 	2,403,126
JPM Capital Trust II	         A-	7.950	2/1/2027	        0 1,000,000  1,000,000 	1,128,821
JP Morgan Chase & Co.	         A 	6.625	3/15/2012	  500,000 	  0    500,000 	  558,556
Jefferies Group, Inc.    	 BBB	7.750	3/15/2012	1,000,000 1,250,000  2,250,000 	2,517,041
Jersey Central Power & Light	 BBB	6.750	11/1/2025	  500,000 1,000,000  1,500,000 	1,471,583
KB Home	                         BB-	9.500	2/15/2011	  750,000 1,500,000  2,250,000 	2,508,750
Kerr-McGee Corp.	         BBB	7.000	11/1/2011	  700,000 1,500,000  2,200,000 	2,205,045
Kimberly-Clark Corp.	         AA- 	6.250	7/15/2018	1,000,000 	  0  1,000,000 	1,123,550
Knight-Ridder, Inc.	         A 	9.875	4/15/2009	   50,000 	  0     50,000 	   64,061
Lehman Brothers Holdings, Inc.   A	8.500	8/1/2015	1,000,000 1,000,000  2,000,000 	2,474,036
Leucadia National Corp.*	 BBB-	7.000	8/15/2013	1,250,000 1,250,000  2,500,000 	2,500,000
Eli Lilly & Co.	                 AA	7.125	6/1/2025	        0 1,100,000  1,100,000 	1,300,327
Lincoln National Corp.	         A- 	7.000	3/15/2018         891,000 	  0    891,000 	1,029,218
Lockheed Martin Corp.	         BBB 	7.650	5/1/2016          500,000 	  0    500,000 	  607,459
Loews Corp.	                 A 	8.875	4/15/2011	1,000,000 	  0  1,000,000 	1,193,357
Louisiana Land & Exploration	 BBB+	7.625	4/15/2013	        0 1,000,000  1,000,000 	1,147,947
Louisiana Land & Exploration	 BBB+ 	7.650	12/1/2023	  750,000 	  0    750,000 	  838,266
MBIA, Inc.	                 AA 	9.375	2/15/2011	  750,000 	  0    750,000 	  977,459
MBNA Corp.	                 BBB 	7.500	3/15/2012	1,000,000 	  0  1,000,000 	1,161,833
Mandalay Resort Group	         BB-	10.250	8/1/2007	  500,000 1,000,000  1,500,000 	1,732,500
Masco Corp.	                 BBB+ 	6.625	4/15/2018	1,250,000 	  0  1,250,000 	1,377,998
Masco Corp.	                 BBB+	6.500	8/15/2032	        0 1,400,000  1,400,000 	1,469,364
Mastec, Inc.	                 B+	7.750	2/1/2008	  875,000   875,000  1,750,000 	1,767,500
May Department Stores Co./The	 BBB+	8.300	7/15/2026	1,000,000 1,000,000  2,000,000 	2,198,156
McDonald's Corp.	         A-	7.310	9/15/2027	1,000,000 1,500,000  2,500,000 	2,670,835
Mellon Capital II	         A- 	7.995	1/15/2027	1,000,000         0  1,000,000 	1,140,314
Meritor Automotive, Inc.	 BB+	6.800	2/15/2009	1,000,000 1,000,000  2,000,000 	2,100,000
Merrill Lynch & Co., Inc.	 A+	6.875	11/15/2018	1,000,000 1,000,000  2,000,000 	2,303,054
Michaels Stores, Inc.	         BB+	9.250	7/1/2009	  800,000 1,000,000  1,800,000 	1,986,750
Mirage Resorts, Inc.	         BB+	7.250	8/1/2017	1,500,000 1,500,000  3,000,000 	3,030,000
Morgan Stanley Group, Inc.	 A+ 	7.250	10/15/2023	1,000,000 	  0  1,000,000 	1,036,390
Morgan Stanley Group, Inc.	 A+	7.000	10/1/2013	        0 1,000,000  1,000,000 	1,130,318
Motorola, Inc.	                 BBB	7.625	11/15/2010	  500,000   750,000  1,250,000 	1,436,625
NCNB Corp.	                 A	10.200	7/15/2015 	        0 1,000,000  1,000,000 	1,395,881
National City Corp.	         A-	6.875	5/15/2019	1,000,000 1,000,000  2,000,000 	2,308,662
Bank of America Corp.	         A 	7.800	9/15/2016	1,000,000 	  0  1,000,000 	1,219,991
Entergy New Orleans, Inc.	 BBB	8.000	3/1/2023	        0   600,000    600,000 	  623,396
New York Telephone Co.	         A+ 	7.250	2/15/2024	  500,000 	  0    500,000 	  517,091
News America Holdings	         BBB-	8.250	8/10/2018	        0 1,000,000  1,000,000 	1,230,120
News America Holdings	         BBB- 	8.000	10/17/2016	1,000,000 	  0  1,000,000 	1,214,821
Nextel Communications, Inc.	 B+	9.375	11/15/2009	1,000,000 1,000,000  2,000,000 	2,180,000
Noble Drilling Corp.	         A-	7.500	3/15/2019	1,000,000 1,000,000  2,000,000 	2,329,652
Norsk Hydro ASA	                 A	9.000	4/15/2012	  750,000 1,500,000  2,250,000 	2,842,511
Nova Gas Transmission	         A-	7.875	4/1/2023	        0   600,000    600,000    705,763
Ohio Power Co.	                 BBB	6.375	7/15/2033	1,000,000 1,000,000  2,000,000 	1,999,848
Oklahoma Gas & Electric	         BBB+	7.300	10/15/2025	  850,000 1,500,000  2,350,000 	2,466,983
Pacific Bell	                 A+	6.875	8/15/2023	        0 1,000,000  1,000,000 	1,014,652
Park Place Entertainment Corp.	 BB- 	9.375	2/15/2007	  500,000 	  0    500,000 	  566,250
Park Place Entertainment Corp.	 BB-	8.875	9/15/2008	        0   500,000    500,000 	  566,250
Parker Drilling Co.	         B-	10.125	11/15/2009	  850,000 1,250,000  2,100,000 	2,226,000
Pepco Holdings, Inc.	         BBB	7.450	8/15/2032	1,000,000 1,000,000  2,000,000 	2,280,686
Koninklijke Philips Electronic	 BBB+	7.250	8/15/2013	  500,000 1,500,000  2,000,000 	2,304,712
ConocoPhillips	                 A- 	7.125	3/15/2028       1,000,000 	  0  1,000,000 	1,061,398
ConocoPhillips	                 A-	6.650	7/15/2018        	0 1,000,000  1,000,000 	1,139,927
Placer Dome, Inc.	         BBB+	7.750	6/15/2015	  500,000 1,000,000  1,500,000 	1,803,170
Potomac Electric Power	         A- 	7.375	9/15/2025         500,000         0    500,000 	  533,287
Pride International, Inc.	 BB	9.375	5/1/2007          404,000   538,000    942,000 	  970,260
Public Service Electric & Gas    A-	7.000	9/1/2024	1,000,000 1,500,000  2,500,000 	2,558,368
Radiologix, Inc.	         B	10.500	12/15/2008	  900,000 1,200,000  2,100,000 	2,100,000
Regions Financial Corp.	         A- 	7.750	9/15/2024	  869,000 	  0    869,000 	1,049,864
Republic New York Corp.	         A	9.125	5/15/2021	        0 1,000,000  1,000,000 	1,300,571
Rogers Cantel, Inc.	         BB+	9.750	6/1/2016	        0 1,000,000  1,000,000 	1,205,000
Rogers Cantel, Inc.	         BB- 	8.800	10/1/2007         500,000 	  0    500,000 	  513,750
Royal Bank of Scotland Group	 A+	6.375	2/1/2011	1,113,000 1,000,000  2,113,000 	2,355,558
Royal Carribean Cruises Ltd.	 BB+	8.750	2/2/2011	1,250,000 1,250,000  2,500,000 	2,825,000
Santander Financial Issuances	 A-	7.250	11/1/2015  	        0 1,250,000  1,250,000 	1,398,605
Santander Financial Issuances	 A- 	6.375	2/15/2011	  750,000 	  0    750,000 	  831,750
Ocean Energy, Inc.	         BBB-	7.500	9/15/2027	1,000,000 1,000,000  2,000,000 	2,242,424
Ship Finance International Ltd*	 B	8.500	12/15/2013	1,000,000 1,000,000  2,000,000 	1,980,000
Southern Power Co.*	         BBB+	4.875	7/15/2015	1,000,000 1,000,000  2,000,000 	1,906,186
Southwestern Bell Telephone	 A+ 	6.625	9/1/2024	1,000,000         0  1,000,000 	1,023,970
Sprint Corp.-FON Group	         BBB-	9.250	4/15/2022	1,000,000 1,100,000  2,100,000 	2,550,431
Stagecoach Group Plc	         BBB- 	8.625	11/15/2009	  500,000 	  0    500,000 	  575,000
Station Casinos, Inc.	         B+	9.875	7/1/2010	        0 1,000,000  1,000,000 	1,100,000
Janus Capital Group, Inc.	 BBB+	7.000	11/1/2006	1,000,000 1,250,000  2,250,000 	2,458,447
Sun Microsystems, Inc.	         BBB	7.650	8/15/2009	  500,000   500,000  1,000,000 	1,138,820
Swiss Bank Corp.	         AA 	7.375	7/15/2015       1,000,000 	  0  1,000,000 	1,200,134
Northrop Grumman	         BBB 	6.250	1/15/2010       1,000,000 	  0  1,000,000 	1,060,161
Northrop Grumman	         BBB	9.375	4/15/2021	        0 1,000,000  1,000,000 	1,293,120
Teekay Shipping Corp.	         BB-	8.875	7/15/2011	1,000,000 1,250,000  2,250,000 	2,553,750
Tembec Industries, Inc.	         BB	8.500	2/1/2011	1,000,000 1,000,000  2,000,000 	2,070,000
Tesoro Petroleum Corp.	         B	9.000	7/1/2008	  500,000 1,000,000  1,500,000 	1,556,250
Thomas & Betts Corp.	         BBB-	7.250	6/1/2013	1,000,000 1,000,000  2,000,000 	2,060,000
Time Warner Cos., Inc.	         BBB+	9.125	1/15/2013	        0 1,000,000  1,000,000 	1,270,477
Time Warner Cos., Inc.	         BBB+ 	7.250	10/15/2017	1,000,000 	  0  1,000,000 	1,137,876
Toys R US, Inc.	                 BBB-	7.875	4/15/2013	1,000,000 1,250,000  2,250,000 	2,420,438
Transamerica Capital II*	 A-	7.650	12/1/2026	1,000,000 1,500,000  2,500,000 	2,689,258
Transocean, Inc.	         A-	7.375	4/15/2018	1,000,000 1,000,000  2,000,000 	2,313,608
Travelers Property Casualty	 A- 	7.750	4/15/2026	1,000,000 	  0  1,000,000 	1,204,965
Turner Broadcasting System	 BBB+	8.375	7/1/2013	        0   750,000    750,000 	  916,246
USX Corp.	                 BBB+	9.375	2/15/2012	        0   750,000    750,000 	  963,063
USX Corp.	                 BBB+ 	9.375	5/15/2022	  625,000 	  0    625,000 	  820,988
Union Pacific Corp.	         BBB	8.350	5/1/2025	        0 1,500,000  1,500,000 	1,661,115
Union Pacific Resources Group	 BBB+	7.150	5/15/2028	1,000,000 1,200,000  2,200,000 	2,478,698
Unisys Corp.	                 BB+	6.875	3/15/2010	1,000,000 1,500,000  2,500,000 	2,706,250
United Rentals North America*	 B+	7.750	11/15/2013	1,000,000 1,250,000  2,250,000 	2,297,813
U.S. Treasury		                5.375	2/15/2031	2,000,000 	  0  2,000,000 	2,083,750
U.S. Treasury		                4.000	11/15/2012	1,000,000   500,000  1,500,000 	1,483,594
Valassis Communications, Inc.	 BBB-	6.625	1/15/2009	1,050,000 1,500,000  2,550,000 	2,764,157
Washington Mutual, Inc.	         BBB	8.250	4/1/2010	1,000,000 1,250,000  2,250,000 	2,705,459
CBS Corp.	                 A-	8.625	8/1/2012	        0   750,000    750,000 	  929,879
Weyerhaeuser Co.	         BBB	6.950	8/1/2017	  955,000 1,000,000  1,955,000 	2,122,631
Winn-Dixie Stores, Inc.	         BB	8.875	4/1/2008	1,000,000 1,200,000  2,200,000 	2,233,000
Witco Corp.	                 BB+	6.125	2/1/2006	        0   500,000    500,000 	  510,000
Wyeth	                         A	6.450	2/1/2024	1,000,000 1,000,000  2,000,000 	2,049,610
Fifth Third Repurchase Agreements				1,905,993   875,780  2,781,773	2,781,773
							                                      372,553,285

See Notes to Pro Forma Financial Statements


PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
(Unaudited)

			                         Bond	Retirement	Pro Forma 	Pro Forma
			                         Fund	Income Fund	Adjustments	Combined
                                         ------------   -----------     -----------    ------------
ASSETS
    Investments in securities
      at value                           $174,030,556	$198,522,729                    $372,553,285
    (Cost $165,417,627, $185,102,232
    and $350,519,859 respectively)
    Cash	                               61,895 	         144 		              62,039
    Receivables:
    Dividends and interest	            3,011,547 	   3,498,896 		           6,510,443
    Prepaid expenses	                        9,231 	      10,115 		              19,346

        Total assets	                  177,113,229 	 202,031,884 	  	         379,145,113



LIABILITIES
	Payable to affiliated entities:
		Investment advisory fees       59,813         85,498                         145,311
		Distribution fees               2,414          2,754 		               5,168
	A/P and accrued expenses               12,056 	      14,510                          26,566
	Capital shares payable	                    0          1,200 	                       1,200
	Distributions payable	               16,939 	      12,654 	                      29,593

	Total liabilities	               91,222        116,616 	                     207,838

	Net assets	                  177,022,007 	 201,915,268 	   	         378,937,275



NET ASSETS
	Paid-in capital                   170,275,488    203,067,792                     373,343,280
	Accumulated undistributed net realized
	        loss on investments        (1,897,268)   (14,588,408)	                 (16,485,676)
	Accumulated undistributed net
	        investment income              30,858         15,387                          46,245
	Net unrealized appreciation
	   (depreciation) of investments    8,612,929 	  13,420,497 	                  22,033,426
	Net assets                       $177,022,007   $201,915,268                    $378,937,275


SHARES OUTSTANDING                         17,559,502     20,070,243     34,910           37,664,655


NET ASSET VALUE                                $10.08         $10.06                          $10.06


See Notes to Pro Forma Financial Statements

PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(Unaudited)

			                  Bond	        Retirement 	Pro Forma
			                  Fund	        Income Fund	Combined
                                       -----------      -----------    ------------
INVESTMENT INCOME
	Interest	               $10,570,935	$13,748,569	$24,319,504

	Total income	                10,570,935       13,748,569 	 24,319,504
EXPENSES
	Paid to affiliates:
          Investment advisory fees         649,490 	  1,009,138 	  1,658,628
	  Distribution fees	           405,932 	    505,921 	    911,853
	Paid to others:
	  Custodial fees	            17,106 	     19,391 	     36,497
	  Directors fees and expenses	    13,721 	     16,170 	     29,891
	  Professional fees	            13,098 	     14,658 	     27,756
	  Shareholder reporting costs	    33,563 	     37,848 	     71,411
	  Registration and filing fees	     7,515 	      4,876 	     12,391
	  Other operating expenses	    16,960 	     21,040 	     38,000

	Total expenses	                 1,157,385 	  1,629,042 	  2,786,427

NET INVESTMENT INCOME	                 9,413,550 	 12,119,527 	 21,533,077

REALIZED GAIN ON INVESTMENTS
	Proceeds from securities sold	60,193,334 	 79,022,132     139,215,466
	Cost of securities sold        (58,662,314)	(78,036,814)   (136,699,128)

	Net realized gain on investments 1,531,020 	    985,318       2,516,338

UNREALIZED GAIN ON INVESTMENTS
	Appreciation, Beginning of year  5,640,786 	  7,687,119 	 13,327,905
	Appreciation, End of year	 8,612,929 	 13,420,497 	 22,033,426

	Net change in unrealized gain
		on investments	         2,972,143 	  5,733,378       8,705,521


NET GAIN ON INVESTMENTS	                 4,503,163 	  6,718,696      11,221,859


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	       $13,916,713	$18,838,223	$32,754,936



NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited)

1.	Basis of Combination. The unaudited Pro Forma Combined
Schedules of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect (i) the accounts of the Bond Fund and the Retirement Income Fund as if the proposed reorganization occurred as of January 1, 2003.
These statements have been derived from books and records utilized in calculating daily net asset value at December 31, 2003.
       The Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time"), substantially all of the assets and liabilities of the Bond
Fund will be transferred such that at and after the Effective
Time, substantially all of the assets and liabilities of the Bond Fund will become assets and liabilities of the Retirement
Income Fund. In exchange for the transfer of assets and liabilities, the Retirement Income Fund will issue to the shareholders of the Bond Fund full and fractional shares of the designated classes of common stock of the Retirement Income Fund.
The number of shares so issued will be in equal value to the full and fractional shares of the Bond Fund that are outstanding immediately prior to the Effective Time. At and after the Effective Time, all debts, liabilities and obligations of the Bond Fund will attach to the Retirement Income Fund and may thereafter be enforced against the Retirement Income Fund to the same extent as if they had been incurred by them. The pro forma statements give effect to the proposed transfer described above.
       Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis on the part of the Bond Fund of the assets of the Retirement Income Fund will be the fair market value of such on the Effective Date of the Reorganization. The Retirement
Income Fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the Reorganization, and the basis to the Retirement Income Fund of the assets of the Bond Fund received pursuant to the Reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the Retirement Income Fund in the Reorganization -- i.e., the sum of the liabilities assumed, the fair market value of the Retirement Income Fund shares issued, and such costs. For accounting purposes, the Retirement Income Fund is the survivor of the Reorganization. The pro forma statements reflect the combined results of operations of the Bond Fund and the Retirement Income Fund. However, should the Reorganization be effected, the statement of operations of the Retirement Income Fund will not be restated for pre-combination period results of the Bond Fund.
       The Pro Forma Combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Bond Fund and the Retirement Income Fund incorporated by reference in the Statement of Additional Information.
       The Bond Fund and the Retirement Income Fund are each separate portfolios of Advance Capital I, Inc., which is registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act").

2.	Service Providers.  Advance Capital Management, Inc.
(the "Advisor"), will serve as the investment advisor to the combined Fund. Advance Capital Group, Inc. (the "Administrator") will serve as the administrator, transfer agent and fund accountant to the combined Fund. Fifth

Third Bank will serve
as the custodian to the combined Fund. Advance Capital Services, Inc. will serve as the distributor to the combined Fund.

3.	Fees.  Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed at an annual rate equal to 0.40% of the average daily net assets of the Bond Fund. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed at an annual rate equal to 0.50% of the first $200,000,000 of average daily net assets of the Retirement Income Fund and 0.40% of the average daily net assets in excess of $200,000,000. Such fees are accrued daily and paid monthly.

4.	Pro Forma Combined Columns.  The pro forma combined column
of the statements of operations reflects the expense rates which would have been in effect if the Bond Fund had been combined with the Retirement Income Fund for the year ended December 31, 2003.
The Retirement Income Fund Assets exceed the $200 million level on which the 0.50% annual management fee is charged. As a result, all additional assets, including those resulting from the Reorganization, will be charged the annual management fee of 0.40%, the same figure charged the Bond Fund during the year ended
December 31, 2003. As a result, there are no factually supportable events directly attributable to the transaction and expected to have a continuing impact on the Company which would require pro forma adjustments. There are certain other expenses that may be reduced because they are partially based on the number of funds in the complex. These included professional fees and registration and filing fees. There are also certain expenses that may not increase in proportion to the increase in assets from the Reorganization. These include directors fees and insurance expenses. No djustments have been made, however, because the effect of such possible reduction cannot be determined at this time.
All other appropriate adjustments have been made.

5.	Portfolio Valuation, Securities Transactions and Related
Income. All significant accounting policies can be found in the footnotes to the Annual Reports of the Advance Capital Funds.

6.	Capital Shares.  The pro forma net asset value per share
assumes the issuance of shares of the Retirement Income Fund, which would have occurred at December 31, 2003 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of the following:

	               Shares	          Additional Shares  Pro Forma
	               Outstanding at     issued in the	     Shares at
                       December 31, 2003  Reorganization     December 31, 2003
                       -----------------  --------------     ----------------
Retirement Income Fund 20,070,243         17,596,621         37,666,864

7.	Reorganization Costs.  All costs associated with the
Reorganization will be paid by Advance Capital Management, Inc, the adviser for both funds.

APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS
Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc.  ("S&P")

AAA -- Bonds rated AAA are highest grade debt obligations.
This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

Moody's Investors Service, Inc.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier
1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B-1 - PROXY VOTING POLICIES OF THE ADVISER

PROXY VOTING POLICIES AND PROCEDURES

ADVANCE CAPITAL MANAGEMENT, INC.

The following guidelines describe how Advance Capital Management, Inc. (Management), as adviser to the Advance Capital I, Inc. Funds, intends to vote on some commonly raised or potentially contentious proxy issues. These guidelines have been developed with a view to encourage companies to take action that is in the long-term best economic interest of shareholders. The guidelines are to help determine whether to support or oppose a proposal by a corporation (or shareholder), such action having been placed before all shareholders for a vote.
The guidelines cover a broad range of corporate governance matters. Management documents the reason for voting for or against all non-routine proxy proposals. Many types of proposals cannot be classified in advance as favorable or unfavorable. Such a determination will depend on the origin and purpose of the proposal in the specific instance. In such cases, Management will assess each proposal individually to determine the probable effect on shareholder value and the impact on the rights of shareholders. In accordance with Management's fiduciary duty, we will vote in the manner that most enhances the long-term value of our investments.

Board Recommendations

One of the key factors to consider when investing in a particular company is the quality and depth of its management team. Management believes that the recommendation of a company's board on any issue should be given substantial weight in determining how proxies should be voted. Generally, Management will vote with the board on proxy issues. The portfolio manager has latitude to vote against the board recommendations in instances where it is believed that doing so is in the best interests of shareholders.

The following is a list of common shareholder issues along with the general view of Management on such issues:

I.  Independent Boards of Directors

Management believes that a board with a majority of unrelated directors, and whose key committees are staffed primarily or exclusively with unrelated directors are better positioned to evaluate corporate management and performance. Ordinarily, Management will not vote against a slate of directors simply because it fails to meet the independent standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

II. Size of Boards of Directors

Management generally supports a board size of 5 to 16 members. A board that is too large will dilute the voting power of individual members and may reduce the effectiveness of the board. On the other hand, a board that is too small may not be able to adequately discharge its responsibilities, to the detriment of overall corporate performance. Management will not ordinarily vote against a slate of directors simply because the size of the board is outside the guidelines.

III. Independent Auditors

The role of the auditor is central to the audit committee's ability to fulfill its responsibilities. Management prefers that the audit committee retain the services of a well-known and reputable accounting firm. Management will generally support the choice of auditors recommended by the board, specifically by the audit committee of the board. Instances of auditors being changed for reasons other than routine rotation will be reviewed on a case-by-case basis.

IV. Management and Director Compensation

Management believes that each compensation plan must be reviewed in its entirety to determine if the individual parts serve the purpose of providing the right incentives to managers and directors and if the plan is reasonable. Compensation and incentives to company management and directors should be consistent with the long-term interests of the shareholders of the company.
Incentive compensation plans must have the overriding purpose of motivating and retaining individuals and must not be unduly generous. Plans should be closely related to individual and corporate performance. In general, Management will review each compensation plan on its own merit and vote in the best interest of shareholders.

V.  Effective Stock Option Plans

Management assesses proposed stock option plans on a case-by-case basis. The features of each plan, together with the other aspects of total compensation are reviewed, and, after considering each of the issues, a determination is made concerning the reasonableness of the plan as a whole. While stock option plans can be effective compensation tools in moderation, they are of concern to shareholders and need to be closely watched. Management looks to support stock option plans with some or all of the following features.
* Potential dilution is less than 10 percent.
* The numbers of options granted in a given year expressed as a percentage of shares outstanding is restricted to fewer than 1 percent of shares outstanding.
* There are specific performance criteria for the award of options or the vesting of options already granted.
* Options do not vest immediately.
* There are strict limits placed on the director's ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.
* There is no overly strong concentration of options granted to the most senior executive(s).
* There is no authority for the board of directors to lower the exercise price of options already granted.

VI. Shareholder Rights Plans

A "shareholder rights plan" provides the shareholders of a target company with rights to purchase additional shares or to sell shares at very attractive prices, in the event of an unwanted offer for the company.
These rights, when triggered, impose significant economic penalties on a hostile acquirer. Management will review shareholder rights plans on a case-by-case basis. In general, Management will not support shareholder rights plans.

VII. Social and Corporate Responsibility Issues

Management will generally vote with the board on the following and other social issues:
* The Ceres Principles and other corporate environmental practices
* Board diversity
* Employment practices and employment opportunity
* Military, nuclear power and related energy issues
* Tobacco, alcohol, infant formula and safety in advertising practices
* Genetically-modified foods
* Political contributions/activities and charitable contribution

Conflicts of Interests

According to the Securities and Exchange
Commission (SEC), an adviser will have a conflict if the adviser is called to vote on a proxy for a company and the adviser, or the adviser's controlled affiliate, also:
* Manages the company's pension plan
* Administers the company's employee benefit plan
* Provides brokerage, underwriting, insurance or banking services to the company
* Manages money for an employee group

Currently, Management has no material conflicts in voting proxies. In the unlikely event that a conflict may arise in the future, Management will disclose such material conflicts to the client and obtain the written consent of that client before voting the proxy.

Responsibility to Vote Proxies

Management is responsible for the proxy voting for the Cornerstone Stock Fund. T. Rowe Price
Associates, Inc. (T. Rowe Price), the sub-advisor for the Advance Capital I, Inc. Equity Growth Fund and equity portion of the Balanced Fund, are responsible for voting proxies in these funds
(See T. Rowe Price Associates, Inc., " Proxy
Voting Policies and Procedures.").

How Proxies are Reviewed, Processed and Voted

A portfolio manager is responsible for reviewing, evaluating and voting all client proxies. In general, the above referenced guidelines will be followed when voting proxies. The votes will be processed through the Proxyvoting.com web site or through the mail by hard copy proxy vote. Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Reporting and Record Retention

Vote Summary Reports will be generated by Management for the Advance Capital I, Inc., Cornerstone Stock Fund.
Reports for the Advance Capital I, Inc., Equity Growth and Balanced Fund will be furnished by T. Rowe Price.
The reports will specify the proxy issues which have been voted for during the period covered and the position taken with respect to each issue. Reports normally cover quarterly or annual periods.

Management retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a board, and documentation on shares voted differently. All proxy voting materials and supporting records are retained for five years.

APPENDIX B-2 - PROXY VOTING POLICY OF THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC.

The following is a summary of the Proxy Voting Policies and Procedures of T. Rowe Price Associates, Inc., the
Sub-Adviser to the Advance Capital I, Inc. Equity Growth
Fund and the equity portion of the Balanced Fund.

T. Rowe Price Associates, Inc. and T. Rowe Price
International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment dviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private ounsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T.
Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder
Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy
Committee relies upon ISS research in establishing T.
Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.
Proxies are voted solely in
the interests of the client,
Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T.
Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:
Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between
T. Rowe Price and a portfolio company could have influenced an inconsistent vote [BS1]on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

FORM N-1A

Part C - Other Information

Item 23.	Exhibits
            --------
(a)	Articles of Incorporation, as amended to date (previously
      filed as Exhibit 1 to Pre-Effective Amendment No. 1 to
      the registrant's Form N-14 registration statement, SEC
      File No. 333-112485 and incorporated herein by reference)
(b)	Bylaws (previously filed as Exhibit 2 to Pre-Effective
      Amendment No. 1 to the registrant's Form N-14 registration statement, SEC File No. 333-112485 and incorporated herein by reference)
(c)	None
(d)	Investment Advisory Agreement with Advance Capital
      Management, Inc. (previously filed as Exhibit (b) (5)
      to Post-Effective Amendment No. 22 to the registrant's
      Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)
(e)	Distribution Agreement with Advance Capital Services, Inc.
      (previously filed as Exhibit 1 to Post-Effective Amendment No.
      22 to the registrant's Form N-1A registration statement, SEC
      File No. 33-13754 and incorporated herein by reference)
(f)	None
(g)	Custodian Agreement with Fifth Third Bank (previously filed
      as Exhibit (p) to Post-Effective Amendment No. 24 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)
(h)	Administration and Transfer Agent Agreement with Advance Capital
      Group, Inc. (previously filed as Exhibit 13 to Pre-Effective Amendment No. 1 to the registrant's Form N-14 registration Statement, SEC File No. 333-112485 and incorporated herein by reference)
(i)	Opinion of Dykema Gossett PLLC regarding legality of issuance of shares (filed herewith)
(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)
(k)	None
(l)	None
(m)	Plan of Distribution pursuant to Rule 12b-1 (previously filed as Exhibit(b) (15) to Post-Effective Amendment No. 22 to
      the registrant's Form N-1A registration Statement, SEC File
      No. 33-13754 and incorporated herein by reference)
(n)	None
(o)	Power of Attorney (filed herewith)
(p)	Code of ethics (filed herewith)

Item 24.    Persons Controlled By or Under Common Control
            with Registrant
            ----------------------------------------------
      Not applicable.

Item 25.    Indemnification
            ----------------
     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of
Directors has adopted the following bylaw, which is in full force and effect and has not been modified or cancelled:
      Article VI

     Section 2. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or
proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland, the Securities act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
       (b)  Advances.  Any current or former director or officer of
            --------
the Corporation claiming indemnification within the scope of this
Section 2 shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company
Act of 1940, as such statutes are now or hereafter in force.

       (c)  Procedure. On the request of any current or former
            ---------
director or officer requesting indemnification or an advance under this Section 2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 2 have been met.
       (d)  Other Rights.  The indemnification provided by this
            ------------
Section 2 shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
       Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication
of such issue.
Item 26.      Business and Other Connections of the
              Investment Advisor
              -----------------------------------------------
      Advance Capital Management, Inc. (Management) is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission ("SEC") and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc. (Group). Group also owns Advance Capital Services, Inc. (Services) a financial services company that is registered with the SEC and the State of Michigan as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne
Square, Suite 444, Southfield, Michigan, 48076.  The chart
below shows the ownership and control of these three firms and of the Registrant as well.
Position        Group     Services    Management   Registrant
-----------------------------------------------------------------
Owner(s)        Cappelli   Group       Group        Shareholders
                Rathka
                Shoemaker

Directors       Cappelli   Cappelli    Cappelli     Ahern, J.A.
                Rathka     Rathka      Rathka       Holtcamp, R.W.
                Shoemaker  Shoemaker   Shoemaker    Johnson, D.D.
                                                    Saeli, T.L.
                                                    Loichle, J.E.
                                                    Shoemaker

President      Rathka      Cappelli	  Shoemaker     Shoemaker

Vice President Shoemaker   Shoemaker  Cappelli      Cappelli
                                                    Kostiz
                                                    Katynski

Treasurer      Cappelli    Rathka	  Rathka        Cappelli

Secretary      Shoemaker   Shoemaker  Shoemaker     Harkleroad
Asst. Secretary                                     Katynski


Item 27.    Principal Underwriter
            ----------------------
	Advance Capital Services, Inc. (Services) is a Michigan corporation which was established in 1986 to provide financial services and broker-dealer services. Currently, it is not distributing securities for any other investment companies.
The directors and officers of Services are identified in Item 26 above.

Item 28.    Location of Accounts and Records
            --------------------------------

(1)    Advance Capital Management, Inc., One Towne Square,
       Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

(2)    Advance Capital Services, Inc., One Towne Square,
       Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)

(3)    Advance Capital Group, Inc., One Towne Square,
       Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

(4)    Fifth Third Bank, 38 Fountain Square Plaza,
       Cincinnati, Ohio 45263 (records relating to its functions as custodian).

(5)    Dykema Gossett PLLC, 400 Renaissance Center, Detroit,
       Michigan 48243-1668 (records relating to its functions as legal counsel).

Item 29.    Management Services
            -------------------
            Not applicable.

Item 30.    Undertakings
            -------------------
            None.

SIGNATURES


        Pursuant to the requirements of the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, the State of Michigan, on April 30, 2004.

ADVANCE CAPITAL I, INC.


By:    /s/ John C. Shoemaker
----------------------------
John C. Shoemaker
President

       Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on April 30, 2004.

Name                                 Title

/s/ John C. Shoemaker               President and Director
----------------------
John C. Shoemaker                  (Principal executive officer)

          *
----------------------------        Vice President and Treasurer
Robert J. Cappelli                 (Principal financial and
                                    accounting officer)
          *
----------------------------        Director
Joseph A. Ahern

          *
----------------------------        Director
Richard W. Holtcamp

          *
----------------------------        Director
Dennis D. Johnson
          *
----------------------------        Director
Janice E. Loichle

          *
----------------------------        Director
Thomas L. Saeli


*By:    /s/   JOHN C. SHOEMAKER
-------------------------------
John C. Shoemaker,
Attorney-in-fact